SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No. 1)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☑ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12
TOLLGRADE COMMUNICATIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOTICE OF 2009 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [___], 2009
PROXY STATEMENT ANNUAL MEETING OF SHAREHOLDERS [___], 2009
GENERAL INFORMATION
PROPOSAL NO. 1 ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS AND ITS COMMITTEES
REPORT OF THE AUDIT COMMITTEE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPENSATION COMMITTEE REPORT
COMPENSATION OF EXECUTIVE OFFICERS
EMPLOYMENT AGREEMENTS, SEPARATION OF EMPLOYMENT AND CHANGE-IN-CONTROL AGREEMENTS
DIRECTOR COMPENSATION
SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL NO. 2
PROPOSAL NO. 3
SHAREHOLDER PROPOSALS — 2010 ANNUAL MEETING
ELECTRONIC DELIVERY OF PROXY MATERIALS
IMPORTANT
APPENDIX A

REVISED PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION
DATED JUNE 5, 2009
TOLLGRADE COMMUNICATIONS, INC.
493 NIXON ROAD, CHESWICK, PENNSYLVANIA 15024
NOTICE OF 2009 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON [___], 2009
To the Shareholders of Tollgrade Communications, Inc.:
          You are cordially invited to join us at the 2009 Annual Meeting of Shareholders of TOLLGRADE COMMUNICATIONS, INC. (“Tollgrade,” the “Company,” or “we”). The annual meeting will be held at the Syria Shrine Center, 1877 Shriners Way, Cheswick, PA 15024, on [___], 2009 at [___] p.m., local time, for the purpose of considering and acting upon the following:
(1)	The election of five directors to serve for one-year terms and until their respective successors shall have been selected and qualified;

(2)	The ratification of the appointment of PricewaterhouseCoopers LLP as Tollgrade’s independent registered public accounting firm for the year ending December 31, 2009;

(3)	The approval of an amendment to the Company’s 2006 Long-Term Incentive Compensation Plan, as amended and restated, to increase the authorized number of shares issuable thereunder by 1,500,000 shares; and

(4)	Such other matters as may properly be brought before the annual meeting or any postponement or adjournment of the annual meeting.
          Our Board of Directors has fixed the close of business on May 8, 2009 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting or any postponement or adjournment of the annual meeting.
          This year’s annual meeting is particularly important and YOUR vote is extremely important.
          As you may be aware, earlier this year, affiliates of Ramius LLC (together with all affiliates and associates thereof, the “Ramius Group”) have given notice of their intention to nominate, and solicit proxies for, the election at the annual meeting of four of its candidates to serve as directors of the Company. While we do not know whether the Ramius Group will in fact solicit proxies or nominate persons for election as directors at the annual meeting, you may receive an opposing proxy statement and proxy card and letters or other proxy solicitation materials from the Ramius Group. Please be advised that we are not responsible for the accuracy of any information provided by or relating to the Ramius Group contained in any proxy solicitation materials filed or disseminated by the Ramius Group or any other statements that they may otherwise make.

          Your Board of Directors has not approved or endorsed any of the Ramius Group’s nominees for election as director and strongly urges you NOT to sign or return any GOLD proxy card that the Ramius Group may send to you. Even a vote “AGAINST” the Ramius Group’s nominees on its GOLD proxy card will cancel any previously submitted WHITE proxy card. If you previously signed a GOLD proxy card sent to you by the Ramius Group, you can revoke that proxy and vote for your Board’s nominees identified in Proposal No. 1 and on the other matters to be voted on at this annual meeting by voting one of the four ways described below. Only your latest dated proxy will count.
          Your Board of Directors unanimously recommends that you vote FOR all the Board’s nominees using the enclosed WHITE proxy card.
          It is important that your shares be voted at the annual meeting. Accordingly, whether or not you intend to attend the annual meeting, we urge you to review the enclosed proxy materials and to vote so that your shares may be voted in accordance with your wishes and in order that a quorum is assured at the annual meeting. In order to vote at this meeting, we urge you to vote any of the following four ways:
(1)	Visit the website noted on the WHITE proxy card to vote via the Internet;

(2)	Use the telephone number on the WHITE proxy card to vote by telephone;

(3)	Sign, date and return the enclosed WHITE proxy card in the enclosed envelope to vote by mail; or

(4)	Attend the meeting to vote in person.
          We look forward to seeing you at the annual meeting.
          If you have questions about this Proxy Statement or the annual meeting, please contact The Altman Group, Inc., our proxy solicitor, toll-free at (866) 340-6685. Banks and brokerage firms can call collect at (201) 806-7300.
By Order of the Board of Directors,

Sara M. Antol
General Counsel and Corporate Secretary
June [    ], 2009

          IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING WHITE PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE OR VOTE BY INTERNET OR TELEPHONE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

REVISED PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION
DATED JUNE 5, 2009
TOLLGRADE COMMUNICATIONS, INC.
Cheswick, Pennsylvania 15024
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
[___], 2009
          The solicitation of the WHITE proxy card enclosed with this Proxy Statement is made on behalf of the Board of Directors of Tollgrade Communications, Inc. (“Tollgrade”, the “Company” or “we”), 493 Nixon Road, Cheswick, Pennsylvania 15024, for use at our annual meeting of shareholders, including any postponement or adjournment thereof (the “Annual Meeting”) to be held on [___], 2009 at [___] p.m., local time, at the Syria Shrine Center, 1877 Shriners Way, Cheswick, PA 15024.
          We will mail this Proxy Statement, the accompanying notice of annual meeting, the WHITE proxy card and our Annual Report on Form 10-K for our fiscal year ended December 31, 2008 to shareholders beginning on or about June [___], 2009.
          At the Annual Meeting, we will ask you to consider and vote upon the following:
(1)	The election of five directors to serve for one-year terms and until their respective successors shall have been selected and qualified;

(2)	The ratification of the appointment of PricewaterhouseCoopers LLP as Tollgrade’s independent registered public accounting firm for the year ending December 31, 2009;

(3)	The approval of an amendment to the Company’s 2006 Long-Term Incentive Compensation Plan, as amended and restated, to increase the authorized number of shares issuable thereunder by 1,500,000 shares; and

(4)	Such other matters as may properly be brought before the annual meeting or any postponement or adjournment of the annual meeting.
          On February 11, 2009, affiliates of Ramius LLC (together with all affiliates and associates thereof, the “Ramius Group”) notified the Company of their intention to nominate, and solicit proxies for the election of, four nominees (the “Ramius Nominees”) at the Annual Meeting to serve as directors of the Company. While the Company does not know whether the Ramius Group will in fact solicit proxies or nominate persons for election as directors at the Annual Meeting, you may receive an opposing proxy statement and proxy card and letters or other proxy solicitation materials from the Ramius Group. We are not responsible for the accuracy of any information provided by or relating to the Ramius Group contained in any proxy solicitation materials filed or disseminated, or on behalf of, by the Ramius Group or any other statements that they may otherwise make.
          We do not endorse the election of any of the Ramius Nominees as director. The Board of Directors urges you to vote the enclosed WHITE proxy card “FOR” all of your Board’s nominees for director identified in Proposal No. 1. THE BOARD OF DIRECTORS STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY GOLD PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM THE RAMIUS GROUP.

          Your Board of Directors unanimously recommends that you vote FOR all the Board’s nominees, using the enclosed WHITE proxy card.
          Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on [___], 2009. Under new rules issued by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials both by sending you this full set of proxy materials, including a WHITE proxy card, and by notifying you of the availability of our proxy materials on the Internet. Our proxy materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 are available at http://www.tollgrade.com.

GENERAL INFORMATION
Why am I receiving these materials?
          We sent you this Proxy Statement because your Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. This Proxy Statement, the accompanying WHITE proxy card and Annual Report to shareholders for the fiscal year ended December 31, 2008, are being made available to shareholders beginning on or about June [_], 2009. Please read this Proxy Statement, as it contains important information you need to know to vote at the Annual Meeting.
What proposals will be voted on at the Annual Meeting?
          At the Annual Meeting, you will be asked to consider and vote upon the following matters:
•	The election of five directors to serve for one-year terms and until their respective successors shall have been selected and qualified;

•	The ratification of the appointment of PricewaterhouseCoopers LLP as Tollgrade’s independent registered public accounting firm for the year ending December 31, 2009; and

•	The approval of an amendment to the Company’s 2006 Long-Term Incentive Compensation Plan, as amended and restated, to increase the authorized number of shares issuable thereunder by 1,500,000 shares.
          We will also consider other business, if any, that properly comes before the Annual Meeting calling for a vote of shareholders. Pursuant to our amended and restated bylaws, in order for a shareholder to bring a proposal (other than proposals sought to be included in Tollgrade’s proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934) before, or make a nomination at, the Annual Meeting, such shareholder had to deliver a written notice of such proposal and/or nomination to, or have it received by, Tollgrade’s Corporate Secretary by February 12, 2009. Other than the notice of nomination that we received from the Ramius Group, as of the date of this Proxy Statement, we know of no other matters that will be presented for consideration at the Annual Meeting.
When and where will the Annual Meeting be held?
          The Annual Meeting will be held on [___], 2009 at [___] p.m., local time, at the Syria Shrine Center, 1877 Shriners Way, Cheswick, PA 15024.
How does the Board of Directors recommend that I vote?
          The Board unanimously recommends that you vote as follows:
          “FOR” all five (5) persons nominated as directors by our Board of Directors.

“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as Tollgrade’s independent registered public accounting firm for the year ending December 31, 2009.
“FOR” approval of an amendment to the Company’s 2006 Long-Term Incentive Compensation Plan, as amended and restated, to increase the authorized number of shares issuable thereunder by 1,500,000 shares.
Will there by a proxy contest for the election of directors at the Annual Meeting?
          On February 11, 2009, the Ramius Group notified the Company of their intent to nominate, and solicit proxies for the election of, four candidates to the Company’s Board at the Annual Meeting. While the Company does not know whether the Ramius Group will in fact solicit proxies or nominate persons for election as directors at the Annual Meeting, you may receive an opposing proxy statement and proxy card and letters or other proxy solicitation materials from the Ramius Group. We are not responsible for the accuracy of any information provided by or relating to the Ramius Group contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Ramius Group or any other statements that they may otherwise make.
          Your Board has not approved or endorsed the nominees of the Ramius Group and strongly urges you not to sign or return any proxy card that the Ramius Group may send to you and to discard any proxy materials and proxy cards that you may receive from the Ramius Group. We believe that the current Board, with its breadth of relevant and diverse experience, represents the best interests of our shareholders and that the five directors nominated by the Board should be re-elected. Your Board unanimously recommends that you vote “FOR” all of the Board’s nominees, using the enclosed WHITE proxy card or by voting by Internet or telephone as described in this Proxy Statement.
What do I do if I receive a proxy card from the Ramius Group?
          THE BOARD OF DIRECTORS STRONGLY URGES YOU TO DISCARD ANY GOLD PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM THE RAMIUS GROUP.
          Even a vote “AGAINST” the Ramius Nominees on their GOLD proxy card will cancel any proxy previously given to the Company on the WHITE proxy card.
          If you previously signed a GOLD proxy card sent to you by the Ramius Group, you can still support your Board of Directors’ nominees by (i) visiting the website noted on the WHITE proxy card to submit your vote on the Internet, (ii) using the telephone number on the WHITE proxy card to submit your vote telephonically, (iii) signing, dating and returning the WHITE proxy card in the enclosed envelope to vote by mail, or (iv) attending the meeting to vote in person. Only your latest-dated proxy card will be voted at the Annual Meeting.
          If you return a signed WHITE proxy card without indicating how your shares should be voted, the shares represented by your proxy will be voted “FOR” the Board of Directors’ nominees identified in Proposal No. 1, “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as Tollgrade’s independent registered public accounting firm for the year ending December 31, 2009 and “FOR” approval of an amendment to the Company’s

2006 Long-Term Incentive Compensation Plan, as amended and restated, to increase the authorized number of shares issuable thereunder by 1,500,000 shares.
          If you need assistance changing or revoking your vote, please call the Company’s proxy solicitor, The Altman Group, toll free at (866) 340-6685. Banks and brokerage firms may call collect at (201) 806-7300.
Who is entitled to vote at the Annual Meeting?
          Our Board of Directors has fixed the close of business on May 8, 2009 as the record date for determining those shareholders entitled to notice of, and to vote on, all matters that may properly come before the Annual Meeting. As of the record date, Tollgrade had 13,758,237 outstanding shares of common stock, par value $0.20.
What are the voting rights of shareholders?
          Each holder of record of common stock on the record date will be entitled to one vote for each share of our common stock held on all matters submitted to the shareholders. Under our Amended and Restated Articles of Incorporation (the “Articles”), shareholders do not have cumulative voting rights in the election of directors.
How many votes must be present to hold the Annual Meeting?
          To conduct business at the Annual Meeting, a quorum must be present. The presence in person or by proxy of shareholders entitled to cast at least a majority of all votes entitled to be cast at the meeting shall constitute a quorum. Shareholders present in person or represented by proxy (including shareholders who abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.
How do I vote my shares?
          In addition to voting in person at the Annual Meeting or any postponement or adjournment thereof, you may vote by mail, Internet or telephone.
          Voting by Internet or Telephone. You may also vote by Internet or telephone by following the instructions included with your WHITE proxy card. You are encouraged to vote electronically by Internet or telephone. The procedures for each of these voting methods is set forth below.
          Vote by Internet. Use the Internet to vote your proxy 24 hours a day, 7 days a week. Have your WHITE proxy card in hand when you call. You will be prompted to enter your Control Number(s) which is located on your proxy card and then follow the directions given to obtain your records and create a voting instructions form.
          Vote by Telephone. Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week. Have your WHITE proxy card in hand when you call. You will be prompted to enter your Control Number(s) which is located on your WHITE proxy card and then follow the directions given.

          If you vote by Internet or telephone, you do not need to return your WHITE proxy card.
          If you need assistance in revoking your proxy or changing your vote, please call the Company’s proxy solicitor, The Altman Group, toll free at (866) 340-6685. Banks and brokerage firms may call collect at (201) 806-7300.
          Voting by Mail. To vote by mail, please sign, date and return to the Company as soon as possible the enclosed WHITE proxy card. An envelope with postage paid, if mailed in the United States, is provided for this purpose. Properly executed proxies that are received in time and not subsequently revoked will be voted as instructed on the proxies. If you vote by Internet or by telephone as described above, you need not also mail a proxy to the Company.
          Voting at the Annual Meeting. You may vote by ballot in person at the Annual Meeting. If you want to vote by ballot, and you hold your shares in street name (that is, through a bank or broker), you must obtain a legal proxy, power of attorney or other proxy authority from that organization and bring it to the Annual Meeting. Follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a legal proxy, power of attorney or other proxy authority. Even if you plan to attend the Annual Meeting, you are encouraged to submit a WHITE proxy card or vote by Internet or telephone to ensure that your vote is received and counted. If you vote in person at the Annual Meeting, you will revoke any prior proxy you may have submitted.
What vote is required?
          Election of directors. Under a policy adopted by our Board of Directors in March 2006, if a director nominee in an uncontested election receives a greater number of votes “withheld” from his or her election than votes “for” that director’s election, the director nominee shall promptly tender his resignation for consideration by the Corporate Governance Committee of the Board. The Corporate Governance Committee would then evaluate the best interests of Tollgrade and its shareholders and recommend to the Board of Directors the action to be taken with respect to such tender of resignation. Since the Ramius Group has indicated its intention to nominate the Ramius Nominees in opposition to the Board of Directors’ nominees, the majority voting policy described in the preceding paragraph does not apply. Accordingly, under Pennsylvania law and our Amended and Restated By-laws (the “By-laws”), if a quorum is present at the Annual Meeting, the five candidates who receive the highest number of votes cast for the election of directors by our shareholders present in person or voting by proxy will be elected as directors.
          Ratification of the appointment of independent registered public accounting firm. The affirmative vote of a majority of the votes cast by holders of common stock entitled to vote at the Annual Meeting, at which a quorum is present either in person or by proxy, is required for approval of this proposal.
          Approval of an amendment to the Company’s 2006 Long-Term Incentive Compensation Plan, as amended and restated, to increase the authorized number of shares issuable thereunder by 1,500,000 shares. The affirmative vote of a majority of the votes cast by holders of common stock entitled to vote at the Annual Meeting, at which a quorum is present either in person or by proxy, is required for approval of this proposal.

If I give a proxy, how will my shares be voted?
          Proxies received by us before the Annual Meeting that are properly executed and dated will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy.
          If you properly execute and date your WHITE proxy card but do not include voting instructions, your WHITE proxy card will be voted as recommended by our Board. Unsigned proxies will not be voted.
          If you vote using the website or the telephone number noted on the WHITE proxy card, you do not need to return ANY proxy card.
          If the Annual Meeting is postponed or adjourned, a shareholder’s proxy will remain valid and may be voted at the postponed or adjourned meeting. A shareholder still will be able to revoke the shareholder’s proxy until it is voted.
What if other matters are voted on at the Annual Meeting?
          As of the date of this Proxy Statement, we know of no matters that will be presented for determination at the Annual Meeting other than those referred to herein. If any other matters properly come before the Annual Meeting calling for a vote of shareholders, proxies returned to us or voted by telephone or through the Internet will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such recommendation, in accordance with the best judgment of the proxy holders. The proxy holders consist of Joseph A. Ferrara and Sara M. Antol.
How will my shares be voted if I mark “Abstain” on my proxy card?
          We will count a properly executed WHITE proxy card marked “Abstain” as present for purposes of determining whether a quorum is present, but the shares represented by that WHITE proxy card will not be voted at the Annual Meeting. Because only votes cast on the proposals presented at the Annual Meeting will determine the outcome of any vote on the proposals, if you mark your WHITE proxy card “Abstain” with respect to any proposal, your proxy will have no effect on the outcome of the proposals.
Will my shares be voted if I do not provide instructions to my broker or nominee?
          If your shares are held by your broker and you do not provide your broker with voting instructions, your broker may either use its discretion to vote your shares on “routine” matters or leave your shares unvoted. However, for matters deemed “non-routine” by the New York Stock Exchange, such as the election of directors in a contested election, your broker would not be able to vote without your instructions, in which case your shares would be considered “broker non-votes” on that particular matter. Broker non-votes will be counted as present for purposes of determining the presence of a quorum but will not be counted in the voting results and will have no effect on the outcome of the proposals.

Can I revoke my proxy or change my vote?
          You may change or revoke your proxy at any time before it is voted by notifying the Secretary of Tollgrade in writing, by executing and delivering a new proxy card with a more recent date, or by attending and voting at the Annual Meeting or any postponement or adjournment thereof. If you have instructed a broker to vote your shares, you must follow your broker’s directions in order to change those instructions.
What does it mean if I receive more than one WHITE proxy card?
          If you hold your shares in more than one account, you will receive a WHITE proxy card for each account. To ensure that all of your shares are voted, please vote using each WHITE proxy card you receive or, if you vote by Internet or telephone, you will need to enter each of your Control Numbers. Remember, you may vote by telephone or Internet or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided.
          As previously noted, the Ramius Group has provided notice that it intends to nominate and solicit proxies for an opposition slate of four nominees for election as directors at the Annual Meeting. As a result, you may receive proxy cards from both the Ramius Group and the Company. To ensure that shareholders have the Company’s latest proxy information and materials to vote, the Board expects to conduct multiple mailings prior to the date of the Annual Meeting, each of which will include a WHITE proxy card. The Board encourages you to vote each WHITE proxy card you receive.
          THE BOARD STRONGLY URGES YOU TO REVOKE ANY GOLD PROXY CARD YOU MAY HAVE RETURNED WHICH YOU RECEIVED FROM THE RAMIUS GROUP BY SIGNING THE ENCLOSED WHITE PROXY CARD AND DATING IT LATER THAN THE GOLD PROXY CARD. Even a vote “AGAINST” the Ramius Group’s nominees on their proxy card will cancel any previously submitted WHITE proxy card.
How will votes be counted?
          Votes will be counted by inspectors of election appointed by the Company.
Who will solicit proxies on behalf of the Board?
          Proxies may be solicited on behalf of the Board, without additional compensation, by the Company’s directors, officers and regular employees. Such persons are listed in Appendix A to this Proxy Statement. Additionally, the Board has retained The Altman Group, a proxy solicitation firm, who may solicit proxies on the Board’s behalf.
          The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail, Internet, other electronic means and personal solicitation by our directors, officers or other regular employees. The Company does not intend to use any Internet chatrooms to solicit proxies. You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement.

Who will bear the cost of the solicitation of proxies?
          The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy card and any additional soliciting materials furnished to shareholders, will be borne by the Company. Copies of solicitation material will be furnished to banks, brokerage houses, dealers, banks, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward this solicitation material, together with our 2008 Annual Report to Shareholders, to beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners.
          As discussed above, the Ramius Group has notified the Company of their intent to nominate, and solicit proxies for the election of, four candidates to the Company’s Board at the Annual Meeting in opposition to the nominees that your Board and your Nominating and Governance Committee have selected. Accordingly, as discussed below, the Company will incur substantial additional costs in connection with its solicitation of proxies.
          Due to the possibility of a proxy contest, we have engaged The Altman Group to solicit proxies from shareholders in connection with the Annual Meeting. The Altman Group expects that approximately 25 of its employees will assist in the solicitation of proxies. We will pay The Altman Group a fee of up to $55,000 plus reimbursement for its reasonable expenses for these services. Pursuant to the Company’s agreement with The Altman Group, the Company has agreed to indemnify and hold harmless The Altman Group and certain related persons against certain liabilities arising out of or in connection with the engagement.
          The Company estimates that its additional expenses beyond those normally associated with soliciting proxies for the Annual Meeting as a result of the potential proxy contest (excluding salaries and wages of our regular employees and officers) will be $[___] in the aggregate, of which approximately $[___] has been spent to date. Such additional solicitation costs are expected to include the fees incurred to retain The Altman Group as the Company’s proxy solicitor, as discussed above (last year no proxy solicitor was deemed necessary), fees of outside counsel to advise the Company in connection with a possible contested solicitation of proxies, increased mailing costs, such as the costs of additional mailings of solicitation materials to shareholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners, as described above, and the costs of retaining an independent inspector of election.
May I attend the Annual Meeting?
          All shareholders and properly appointed proxy holders may attend the Annual Meeting. Shareholders who plan to attend the meeting must present valid photo identification. If you hold your shares in a brokerage account, please also bring proof of your share ownership, such as a broker’s statement showing that you owned shares of the Company on the record date of May 8, 2009, or a legal proxy from your broker or nominee. As noted above, a legal proxy is required if you hold your shares in a brokerage account and you plan to vote in person at the Annual Meeting. Shareholders of record will be verified against an official list available at the Annual Meeting. The Company reserves the right to deny admittance to anyone who cannot adequately show proof of share ownership as of the record date. No cameras, recording equipment, large bags, briefcases or packages will be permitted into the Annual Meeting.

What happens if the Annual Meeting is postponed or adjourned?
          Unless the polls have closed, your proxy will still be in effect and may be voted at the reconvened meeting. You will still be able to change or revoke your proxy with respect to any item until the polls have closed for voting on such item.
What is the Company’s Internet address?
          The Company’s Internet address is http://www.tollgrade.com. You can access this Proxy Statement and the Company’s 2008 Annual Report at this Internet address. The Company’s filings with the SEC are available free of charge via a link from this address. Unless expressly indicated otherwise, information contained on our website is not part of this Proxy Statement. In addition, none of the information on the other websites listed in this Proxy Statement is part of this Proxy Statement. These website addresses are intended to be inactive textual references only.
How can I obtain additional copies of these materials or copies of other documents?
          Complete copies of this Proxy Statement and our annual report for the year ended December 31, 2008 are also available on our website at http://www.tollgrade.com.
Who can answer my questions?
          If you have questions or require assistance in the voting of your shares, please call The Altman Group, the firm assisting us in the solicitation of proxies:
The Altman Group, Inc.
1200 Wall Street West
Lyndhurst, NJ 07071
Shareholders Call Toll-Free: (866) 340-6685
Banks and Brokerage Firms Call Collect: (201) 806-7300
          Your vote at this year’s meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope promptly or vote by Internet or telephone.
          The Ramius Group may send you solicitation materials in an effort to solicit your vote to elect four of their nominees to the Company’s Board. Your Board strongly urges you not to sign or return any GOLD proxy card that the Ramius Group may send to you and to discard any proxy materials and proxy cards that you may receive from the Ramius Group. If you have previously returned a GOLD proxy card to the Ramius Group, you may change your vote by marking, signing, dating and returning the enclosed WHITE proxy card in the accompanying postage-paid envelope or by voting by Internet or telephone as described above. Only the latest dated proxy you submit will be counted.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
          At our 2007 Annual Meeting, shareholders approved a proposal to amend our Articles to phase out the staggered terms of our Board of Directors and to provide for annual election of our Board of Directors as the terms of our current directors expire. The amendment to the Articles did not affect the terms of directors who had previously been elected or the terms of directors who were elected at the 2007 Annual Meeting, whose terms expire at the 2010 Annual Meeting.
          At the 2009 Annual Meeting, five directors will be elected to serve until the 2010 Annual Meeting and until a successor has been selected and qualified. The Nominating Sub-Committee of the Corporate Governance Committee of the Board has recommended to the Board for its nomination, and the Board has nominated, Messrs. Barnes, Barry, Egan, Ferrara and Mullins as its nominees for election to the Board at the Annual Meeting. While the summary biographical information provided in this Proxy Statement for your Board’s nominees speaks for itself, our nominees are highly successful, qualified and experienced, both as business executives and as directors of a publicly-traded, Nasdaq-listed company. Your Board’s nominees are committed to positioning Tollgrade for long-term growth, profitability, market leadership and increasing returns for investors. Accordingly, we strongly urge you to vote FOR your Board’s nominees on the WHITE proxy card TODAY.
          The Board’s nominees have consented to serving as nominees for election to the Board, to being named in this Proxy Statement and to serving as members of the Board if elected by the Company’s shareholders. Unless otherwise instructed, the persons named in the accompanying proxy will vote to elect Messrs. Barnes, Barry, Egan, Ferrara and Mullins to the Board of Directors, unless, by marking the appropriate space on the WHITE proxy card, the shareholder instructs that he, she or it withholds authority from the proxy holder to vote. The accompanying WHITE proxy card will not be voted for more than five candidates or for anyone other than the Board’s nominees or designated substitutes.
          The Board of Directors has no reason to believe that any of the Board’s nominees is unable to serve or will not serve if elected. If for any reason a nominee becomes unable to serve or for good cause will not serve if elected, the Board of Directors upon the recommendation of the Nominating Sub-Committee of the Corporate Governance Committee of the Board may designate substitute nominees, in which event the shares represented by proxies returned to us will be voted for such substitute nominees. If any substitute nominees are so designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the amended proxy statement and to serve as directors if elected, and includes certain biographical and other information about such nominees required by the applicable rules promulgated by the SEC.
          On February 11, 2009, the Ramius Group notified us of their intention to nominate, and solicit proxies for the election of, four of its nominees at the Annual Meting to serve as directors of the Company. While the Company does not know whether the Ramius Group will in fact solicit proxies or nominate persons for election as directors at the Annual Meeting, you may receive an opposing proxy statement and proxy card and letters or other proxy solicitation materials from the Ramius Group. We urge you to disregard any GOLD proxy card or voting instruction card that you may receive from the Ramius Group and to sign and return only the WHITE proxy card that you receive from the Company. Even a vote “AGAINST” the Ramius Nominees on their GOLD proxy card will cancel any proxy previously given to the Company. If you previously signed a GOLD proxy card sent to you by the Ramius Group, you can revoke that proxy and vote for the Board of Directors’ nominees as described above. Only your latest dated proxy will count.
          Please be aware that the Company is not responsible for the accuracy of any information provided by or relating to the Ramius Group contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Ramius Group or any other statements that the Ramius Group may otherwise make.
The Board of Directors unanimously recommends that shareholders vote “FOR” the election of all the Board of Directors’ nominees named above.
Vote Required
          Under a policy adopted by our Board of Directors in March 2006, if a director nominee in an uncontested election receives a greater number of votes “withheld” from his or her election than votes “for” that director’s election, the director nominee shall promptly tender his resignation for consideration by the Corporate Governance Committee of the Board. The Corporate Governance Committee would then evaluate the best interests of Tollgrade and its shareholders and recommend to the Board of Directors the action to be taken with respect to such tender of resignation. Since the Ramius Group has indicated its intention to nominate the Ramius Nominees in opposition to the Board of Directors’ nominees, the majority voting policy described in the preceding paragraph does not apply. Accordingly, under Pennsylvania law and our By-laws, if a quorum is present at the Annual Meeting, the five candidates who receive the highest number of votes cast for the election of directors by our shareholders present in person or voting by proxy will be elected as directors.
Background of Discussions with the Ramius Group
          Following is a chronology of the material contacts and events in our relationship with the Ramius Group.
          In April 2008, the Company began a comprehensive strategic review of its business. With the assistance of Needham & Company, LLC, an investment banking firm, the Company evaluated a range of strategic alternatives to enhance shareholder value, including a possible sale of the Company, an assessment of each business unit, a reformulated organic strategy, acquisition and merger alternatives, and stock buy-back and dividend options.
          In April 2008, in connection with the Company’s review of strategic alternatives, the Company’s financial advisor contacted the Ramius Group to determine their interest in a potential transaction with the Company.
          On June 9, 2008, the Ramius Group filed with the SEC its initial Statement on Schedule 13D to report that, as of May 28, 2008, the Ramius Group had acquired beneficial ownership of more than five percent of the outstanding shares of the Company’s common stock.
          On June 11, 2008, the Company and RCG Starboard Advisors, LLC, a member of the Ramius Group, entered into a confidentiality agreement for the purpose of enabling the Ramius Group to receive certain non-public information relating to the Company. The confidentiality agreement contained customary standstill restrictions until December 8, 2008, including a provision that prohibited the Ramius Group from making any solicitation of proxies to vote any of the Company’s securities.
          During the Company’s review of strategic alternatives representatives of the Ramius Group participated in various meetings with members of management of the Company as part of their due diligence review. The Ramius Group submitted a non-binding indication of interest with respect to a possible transaction with the Company, which was not accepted by the Company’s Board of Directors.
          In October 2008, the Company announced that it had completed its review of strategic alternatives and, as a result of the review, and in light of current economic conditions and the Company’s strong balance sheet, the Board of Directors had determined that the appropriate strategy at the current time was to seek to enhance shareholder value through a refocusing of the Company’s core business by emphasizing its service assurance offerings to the telecom market.
          On February 11, 2009, the Company received a letter (the “nomination letter”) from Ramius Master Fund notifying the Company of its intent to nominate Scott C. Chandler, Jeffrey Libshutz, Edward B. Meyercord, III and Jeffrey M. Solomon as nominees to be elected to the Board of Directors at the Annual Meeting.
          From February 12, 2009 until February 18, 2009, members of the nominating sub-committee of the Company’s corporate governance committee (the “nominating committee”) participated in various conference calls with members of the Ramius Group to discuss the nomination letter. In the course of these conference calls the Ramius Group advised the nominating committee that the Company’s Board of Directors must be changed substantially to provide three board seats for nominees of the Ramius Group out of a total of seven or four board seats for nominees of the Ramius Group out of a total of nine. The Ramius Group indicated that it would not permit its nominees to be interviewed without the Company’s agreement in advance to this reconfiguration of the Board.
          On March 2, 2009, Mr. Barry, who was then the Company’s Chairman of the Board, sent a letter to the Ramius Group in which, among other things, he advised the Ramius Group that a proxy contest would not be in the best interests of the Company and its shareholders in light of ongoing current initiatives. In an effort to avoid that outcome and the resulting distractions to management, Mr. Barry advised the Ramius Group that the Board would be willing to consider any recommendations that the Ramius Group may have for adding to the Board (i) a completely independent director with proven telecom industry experience, and (ii) a director that is affiliated with the Ramius Group. The letter indicated that, subject to customary interviews and background reviews, the Board would be prepared to move expeditiously to appoint those individuals prior to the Annual Meeting and then nominate them for election at the meeting.
          On March 4, 2009, a representative of the Ramius Group contacted a member of the nominating committee to inform him that the Ramius Group believed it had been clear about its desire for substantial reconfiguration of the Board on the terms proposed by the Ramius Group and, accordingly, the settlement proposal outlined in Mr. Barry’s letter was unacceptable. The representative indicated that there may be flexibility in that position if Mr. Barry would meet with the Ramius Group in New York to discuss the Company and its strategy.
          On March 16, 2009, at the invitation of the Ramius Group, Mr. Barry and Joseph Ferrara, the Company’s President and Chief Executive Officer, met with representatives of the Ramius Group at their offices in New York, including Messrs. Libshutz and Solomon, who are two of the Ramius Nominees. During the meeting, Messrs. Barry and Ferrara discussed the recent history of the Company and its prospects and strategy. At the meeting, the representatives of the Ramius

Group reiterated that the Board must be substantially reconfigured on the terms previously communicated to the nominating committee. Mr. Barry advised the representatives of the Ramius Group that the matter would be considered by the full Board.
          On March 26, 2009, at the direction of the Board of Directors, the nominating committee met with representatives of the Ramius Group at the offices of the Ramius Group in New York to learn more from the Ramius Group concerning their intentions with respect to the Company if one or more of their nominees were elected to the Board.
          On April 21, 2009, the members of the Company’s Board of Directors other than Messrs. Barry and Ferrara met with representatives of the Ramius Group, including Messrs. Libshutz and Solomon. The members of the Board advised the Ramius Group that they were receptive to change on the terms outlined in the letter from Mr. Barry to the Ramius Group dated March 2, 2009.
          Between March 27, 2009 and May 1, 2009 the parties and their representatives held various telephone conferences to discuss issues relating to the nomination letter. The parties agreed that neither party would take any action that would require the filing of any soliciting materials with respect to the election of directors at the Annual Meeting with the SEC prior to May 8, 2009 to permit discussions to continue.
          On May 4, 2009, Mr. Barry, who was then serving as the Company’s Chairman of the Board, sent a letter to the Ramius Group outlining a revised settlement proposal. In his letter, Mr. Barry indicated that, in an effort to avoid a proxy contest and the resulting distractions to management, the Board would be willing to consider nominating a slate of candidates for election to the Tollgrade Board at the 2009 Annual Meeting that would include three new directors comprised of one Ramius representative, one independent industry expert chosen by Ramius and one independent industry expert chosen by Tollgrade.
          On May 6, 2009, the Ramius Group sent a letter to Mr. Barry. The letter advised Mr. Barry that they are firm in their view that “substantial changes” to the Board are required but that, in the interest of avoiding a contested election, the Ramius Group was willing to consider a proposal that would include a board of directors composed of eight directors with five existing directors and three new Ramius-recommended directors. The Ramius Group also indicated that their proposal contemplated that they would have input into the pro forma composition of the full Board and the respective committee and leadership assignments.
          On May 7, 2009, Mr. Barry telephoned Mr. Peter A. Feld, a representative of the Ramius Group, to discuss the Ramius Group’s proposal for three new Ramius-recommended directors. Mr. Feld informed Mr. Barry that these three nominees would be selected from the four nominees included in the Ramius Group’s notice of nomination letter. Mr. Feld indicated to Mr. Barry that the Ramius Group may be willing to consider substituting one of their director candidates with a candidate recommended by the Company who has relevant industry experience but that, ultimately, the Ramius Group must be able to determine, in their sole discretion, the three new nominees for election to the Board.
          On May 12, 2009, at a regularly scheduled meeting of the Board, the Board discussed the Ramius Group’s proposal for three Ramius-recommended nominees. The Board determined that it could not accept this proposal consistent with its fiduciary duty to nominate the best qualified candidates for service on the Board. Also at this meeting. the Board of Directors unanimously approved changes to the Board’s leadership structure. Effective May 12, 2009, the Board approved the appointment of Mr. Ferrara as the new Chairman of the Board in place of Mr. Barry who would continue to serve on the Board. The Board determined that, by combining the roles of Chief Executive Officer and Chairman of the Board, Mr. Ferrara would provide stronger and more effective leadership for the Company as he continued to implement the Company’s strategic plan and reposition the Company for growth. In view of the combination of the roles of Chief Executive Officer and Chairman of the Board, and to maintain independent Board leadership, the Board appointed Mr. Robert W. Kampmeinert as the lead independent director.
          On May 13, 2009, the Company issued a press release announcing the board leadership changes approved by the Board on the preceding day as well as its earlier retention of a nationally recognized search firm to assist the Board in its recruitment of individuals with deep and broad operating backgrounds in the telecom industry to enhance the Board’s industry expertise:

          On May 13, 2009, Mr. Ferrara telephoned Mr. Feld to inform him of the Board leadership changes that had been approved by the Board and expressed the hope that the Ramius Group would view the Company’s actions as the “substantial change” to the Board that the Ramius Group had been seeking. Mr. Ferrara advised Mr. Feld that the Board was firm in its position that the three new directors contemplated by the Company’s May 4, 2009 proposal would be one director who would be a representative of the Ramius Group, one director who would be an individual with relevant industry experience selected by the Ramius Group and one director who would be an individual with relevant industry experience selected by the Company.
          On May 18, 2009, the Ramius Group sent a letter to Mr. Ferrara. In its letter, the Ramius Group indicated that it was prepared to engage in a proxy contest against the Company if the substantial changes to the composition of the Tollgrade Board that it has proposed were not agreed to.
          On May 20, 2009, Mr. Ferrara sent a letter to the Ramius Group responding to their letter.

In his letter, Mr. Ferrara asked the Ramius Group to reconsider its decision to reject the Company’s earlier proposal by which the Company would add three new independent directors to the Board comprised of one representative of the Ramius Group, one industry expert selected by the Ramius Group, and one industry expert selected by the Company.
          Also on May 20, 2009, the Company filed the preliminary form of this proxy statement with the SEC.
          Between May 21, 2009 and June 3, 2009, the Company continued to have discussions with the Ramius Group regarding a potential settlement. At this time, no agreement has been reached.
* * *
          The following table sets forth certain information regarding the Board of Directors’ nominees for election as directors and the continuing directors as of the record date. Except as otherwise indicated, each nominee and continuing director has held the principal occupation listed or another executive position with the same entity for at least the past five years.

	DIRECTOR	PRINCIPAL OCCUPATION; OTHER
NAME	SINCE	DIRECTORSHIPS; AGE

Nominees for election as directors with a term expiring in 2010:

James J. Barnes	1997	Partner and attorney at Reed Smith LLP, a law firm, since February 2002, serving as Managing Partner of the firm’s Pittsburgh office from January 2007 through December 2008; prior thereto, shareholder and attorney at Buchanan Ingersoll, PC, a law firm; Chairman, Compensation Committee; Age 47.

Daniel P. Barry	1995	Chairman of our Board of Directors from 2005 until May 12, 2009; private investor; formerly, director of AMSCO International, a manufacturer of medical equipment, from January 1990 until 1996 and Vice Chairman from July 1995 until May 1996; President and Chief Executive Officer of AMSCO from October 1994 until July 1995; and Senior Vice President, Finance and Administration at AMSCO from June 1991 until February 1993; Age 62.

David S. Egan	1998	Chief Marketing Officer, Reed Smith LLP, a law firm, since January 2002; prior thereto, President, Clubcom, Inc., a provider of communication devices to private broadcast networks, from September 2000 until January 2002; prior thereto, Vice President, Blattner Brunner, an advertising firm, from June 2000 until September 2000; prior thereto, President, Egan/St. James, Inc., an advertising firm, from June 1999 until June 2000; prior thereto, President, Ketchum Advertising; Age 52.

Joseph A. Ferrara	2007	Chief Executive Officer, President and Board member of Tollgrade since November 2007; Chairman of our Board of Directors since May 12, 2009; Senior Vice President, Sales and Marketing of Tollgrade from August 2007 until November 2007; prior thereto General Manager Data Networks Division of Ericsson, Inc. from January 2006 until July 2007 following Ericsson’s acquisition of Marconi’s product divisions; Chief Executive Officer of Marconi Corporation plc’s North American operations from June 2005 until January 2006; Vice President of Business Operations of Marconi’s Data Networks Division from February until June of 2005 and July 2000 until April 2004; and Vice President of Marketing of Marconi’s Data Networks Division from April 2004 until February 2005; Age 42.

	DIRECTOR	PRINCIPAL OCCUPATION; OTHER
NAME	SINCE	DIRECTORSHIPS; AGE

Brian C. Mullins	2002	Retired; formerly, Senior Vice President, Chief Financial Officer and Treasurer at SCA North America, Packaging Division, formerly called Tuscarora Incorporated, a manufacturer of protective packaging and material-handling products, since 1976; Chairman, Audit Committee; Age 68.

Continuing directors with a term expiring in 2010:

Richard H. Heibel, M.D.	1996	Professor of Internal Medicine, Lake Erie College of Osteopathic Medicine of Bradenton, a medical school, since July 2004; Board member of ChemDAQ Inc. since May 2006; Treasurer of ENVIE since January 2006; co-owner of R&A Associates since 2001; formerly, Board-certified cardiologist with the firm Consultants in Cardiology and an original founding investor in Tollgrade prior to the initial public offering; Chairman, Investment Committee; Age 62.

Robert W. Kampmeinert	1995	Chairman and Executive Vice President, Janney Montgomery Scott LLC, an investment firm, since July 2005; prior thereto, Chairman, President and Chief Executive Officer and Director, Parker/Hunter Incorporated, an investment firm; lead director and Chairman, Corporate Governance Committee since May 12, 2009; Age 65.
THE BOARD OF DIRECTORS AND ITS COMMITTEES
          The Board, which is elected by the shareholders, is the ultimate decision-making body of Tollgrade, except with respect to those matters reserved to the shareholders. The Board acts as an advisor and counselor to senior management and oversees and monitors its performance.
          The operation and mission of the Board is embodied in Tollgrade’s Board Guidelines on Corporate Governance Issues (the “Guidelines”), a copy of which is available on our website at www.tollgrade.com under the tab “Public & Investors/Governance.” The Guidelines were adopted by the Board to serve as a framework for its oversight responsibilities to Tollgrade. Among other matters, the Guidelines:
•	affirm that the role of the Board is to represent the shareholders’ interest in the success of Tollgrade through the Board’s active oversight and monitoring of management,

•	provide that the Board consist of at least a majority of independent directors,

•	confirm that the Board maintain standing committees, including an Audit Committee, Compensation Committee, Corporate Governance Committee, Investment Committee, and Nominating Sub-Committee of the Corporate Governance Committee, and that each of the committees will consist solely of independent directors,

•	provide for an annual evaluation by the Corporate Governance Committee of the performance and procedures of the Board, with the goal of increasing the effectiveness of the Board, and

•	provide that the independent members of the Board conduct executive sessions without the presence of any of our employees at least two times each year.
          On March 6, 2006, the Board amended the Guidelines to adopt a majority voting policy regarding the election of directors in an uncontested election. As amended, the Guidelines provide for the following:
•	Any nominee for election as a director in an uncontested election who receives a greater number of votes “withheld” than votes “for” will promptly tender his or her resignation following certification of the shareholder vote.

•	The Board will act on the recommendation of the Corporate Governance Committee whether to accept or reject the resignation within 90 days of certification of the shareholder vote.

•	The Board will disclose via press release its decision on whether to accept or reject the tender of resignation.
The Board determined that this voting standard will serve to enhance director accountability to the shareholders.
          The Ramius Group has indicated its intention to nominate the Ramius Nominees in opposition to the Board of Directors’ nominees and the majority voting policy described in the preceding paragraph does not apply to the election of directors at the Annual Meeting.
          To aid in its oversight of Tollgrade’s management and employees, and to comply with rules of the SEC and listing standards of The NASDAQ Stock Market LLC (“Nasdaq”), the Board has adopted the following codes of conduct.
•	Our chief executive officer, chief financial officer, controller, and any other senior executive or financial officers performing similar functions are subject to our Code of Ethics for Senior Executive and Financial Officers (the “Code of Ethics”), which requires that the individuals carry out their jobs in an honest and ethical manner, in compliance with laws, avoiding conflicts of interest, while implementing and maintaining Tollgrade’s public communication and disclosure reporting systems. The Code of Ethics constitutes a “code of ethics” within the meaning of Item 406 of the SEC’s Regulation S-K. A copy of the Code of Ethics is available on our website at www.tollgrade.com under the tab “Public & Investors/Ethics.”

•	Our directors and employees, including those subject to the Code of Ethics, are subject to our Code of Business Conduct and Ethics (the “Code of Business Conduct”). The Code of Business Conduct covers issues generally applicable to all of our employees, such as conducting business honestly and ethically, avoiding conflicts of interest, complying with all laws, prohibiting insider trading and loans to our executive officers and directors, and protecting our confidential information. The Code of Business Conduct obligates directors and employees to report any conduct that they believe in good faith to be apparent violations of the Code. All employees, without exception, are required to read and certify annually to their continued compliance with the Code of Business Conduct. A copy of the Code of Business Conduct, which is a “code of conduct” as required by

Nasdaq listing standards, is available on our website at www.tollgrade.com under the tab “Public & Investors/Ethics.”
          In addition to the compliance reporting mechanisms set forth in the Code of Business Conduct, the Audit Committee of the Board has also implemented, in accordance with the rules of the SEC and Nasdaq listing standards, procedures for receiving, retaining and handling of complaints received by Tollgrade regarding accounting, internal accounting controls and auditing matters, including a mechanism for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
Communications With Directors
          In order to provide our shareholders and other stakeholders with a direct and open means of communication to the Board, the Board has adopted the following procedures for communicating with our directors:
•	Shareholders and other interested persons may communicate with the chairpersons of the Corporate Governance Committee, Nominating Sub-Committee of the Corporate Governance Committee, Audit Committee or Compensation Committee or with the non-management directors as a group by e-mail to investor_relations@tollgrade.com or by mail to Investor Relations Department, Tollgrade Communications, Inc., 493 Nixon Road, Cheswick, PA 15024. The correspondence should specify the intended recipient of the communication.

•	All communications received in accordance with these procedures will be reviewed initially by Tollgrade’s Investor Relations Department. The Investor Relations Department will relay all communications of this type to the appropriate director or directors unless the Investor Relations Department determines that the communication:
•	does not relate to the business or affairs of Tollgrade or the functioning or constitution of the Board or any of its committees,

•	relates to routine or insignificant matters that do not warrant the attention of the Board,

•	is an advertisement or other commercial solicitation or communication,

•	is frivolous or offensive, or

•	is otherwise inappropriate for delivery to directors.
•	The director or directors who receive any communication of this type will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board or one or more of its committees and whether any response to the person sending the communication is appropriate. Any response will be made through Tollgrade’s Investor Relations Department and only in accordance with our policies and procedures and applicable laws and regulations relating to the disclosure of information.

•	The Investor Relations Department will retain copies of all communications received pursuant to these procedures for a period of at least one year.

•	The Corporate Governance Committee will review the effectiveness of these procedures from time to time and, if appropriate, recommend changes to the Board.

Functioning of the Board of Directors
          Our general policy is that all major decisions are considered by the Board as a whole. As a result, the committee structure of the Board is limited to those committees considered to be basic to, or required for, the operation of a publicly-held company. Currently, there are four standing committees of the Board: the Compensation Committee; the Corporate Governance Committee; the Investment Committee; and the Audit Committee. In addition, there is one standing sub-committee, the Nominating Sub-Committee of the Corporate Governance Committee. The members and chairpersons of each of these committees and sub-committees are selected by the Board upon the recommendation of the Nominating Sub-Committee.
          The Board has determined that all of our non-employee directors are “independent directors” as that term is defined by Rule 4200 of the Nasdaq listing standards.
          Our Board of Directors met twenty-four times during 2008. Each director attended all of the meetings of the Board of Directors and all committees of the Board of which they were members held during 2008. It is expected that all directors attend the annual meetings of shareholders. All of the directors were present at the 2008 Annual Meeting.
Committees of the Board of Directors
          The Compensation Committee reviews and determines the salary, incentive compensation practices and benefit programs for the compensation of the chief executive officer and his direct reports and any other person identified as a named executive officer, once so identified. Throughout this Proxy Statement, our chief executive officer, our chief financial officer, and the other individuals included in the Summary Compensation Table are referred to as “named executive officers.” The Compensation Committee recommends, subject to the final approval of the Board of Directors, any change-in-control, severance or similar agreements with members of senior management, and approves any recommendations regarding the grant of equity awards. The Compensation Committee also recommends, subject to the final approval of the Board of Directors, whether there will be a discretionary bonus payout pursuant to Tollgrade’s Management Incentive Compensation Plan (“MICP”). The Compensation Committee approves all chief executive officer compensation and makes any salary adjustments after completing its annual performance review of the chief executive officer, which generally is conducted in January of each year.
          The chief executive officer recommends any salary adjustments to the Compensation Committee for the named executive officers identified in the prior year’s proxy statement and each other employee that reports directly to him. During 2008, this included all of the current named executive officers. The Compensation Committee is responsible for approving salary adjustments for the chief executive officer and the other named executive officers once so identified. Certain executive officers may from time to time make recommendations regarding the form or amount of management’s compensation; however, the Compensation Committee is responsible for approving the form and amount of any compensation awards to the chief executive officer and other named executive officers.
          At the Compensation Committee’s recommendation, or if deemed advisable by management, we may from time to time engage third-party compensation consultants to assist in executive and director compensation decisions. Management generally deals directly with and provides specific instructions to a third-party compensation consultant, as recommended by the Compensation Committee. In addition, management may use third-party compensation consultants from time to time to provide executive compensation research and data.

          Since his appointment to the position in November 2007, and with the recommendation of the Compensation Committee, our chief executive officer has led an extensive review of the Company’s compensation practices. In connection with this effort, in November 2007, management engaged the services of Cowden Associates, Inc., an unaffiliated third-party compensation consultant, to perform a review of the competitiveness of the base compensation, annual incentive compensation and total compensation of the chief executive officer’s direct reports, members of the Company’s then-serving senior leadership team, and certain other employees within the Company, measured against a peer group selected by the consultant. Management engaged the same consultant during January 2008 to conduct research regarding equity grants to executive officers with the same or similar positions within the same peer group used in the November 2007 study.
          In connection with the strategic review process undertaken by the Company during 2008, in August 2008, we engaged Towers Perrin, an unaffiliated third-party consultant, to assist the Company in a review of change-in-control agreements then in effect with certain of its employees in an effort to evaluate the provisions of these agreements and the number of employees covered by such agreements in light of current market practices and the Company’s requirements. Towers Perrin conducted its review based on its experience and understanding of the market, and not on specific provisions contained in the agreements of any peer group or competitor companies.
          Following the Company’s strategic review process in 2008, at the direction of the Compensation Committee, management engaged Towers Perrin to also assist the Company in defining and outlining a new strategic compensation program, which included a review and recommendations relative to base salaries, bonus and incentive compensation, and other benefit considerations for the chief executive officer and his direct reports, and certain other members of senior management identified by the chief executive officer. In connection with this engagement, Towers Perrin reviewed the competitiveness of the base salaries, annual incentive targets, target total cash compensation, long-term incentive compensation, and target total direct compensation for this group of individuals, measured against market survey data, adjusted to reflect Tollgrade’s then projected 2008 revenue.
          Director compensation is recommended by the Compensation Committee and approved by the Board of Directors. The Compensation Committee has the authority to engage compensation consultants if it determines that it is appropriate to do so. During 2005, the Compensation Committee engaged TBG Consulting to conduct a review of director fees and equity grants using three peer groups, one identified by the Company, one identified by the consultant, which are the same two peer groups reviewed in the 2005 Compensation Benchmarking Report described in our “Compensation Discussion and Analysis,” and a general survey of forty-two companies (both within and outside of the Company’s industry).
          Further information concerning the role of third-party consultants with respect to the setting of executive compensation and specific instructions relating to their review is set forth in our “Compensation Discussion and Analysis” below.
          The Chairman of the Compensation Committee is Mr. Barnes, and the other members of the Compensation Committee are Dr. Heibel and Mr. Barry. Each member of the Compensation Committee is an “independent director” as defined by Nasdaq listing standards, an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). On October 19, 2006, the Board amended its Compensation Committee Charter, a copy of which can be found on our website at www.tollgrade.com under the tab “Public & Investors/Governance”. The Compensation Committee held ten meetings in 2008.
          The Corporate Governance Committee is charged with, among other things, reviewing and supervising issues of corporate governance and director qualification and independence. The Chairman of the Corporate Governance Committee during 2008 was Mr. Barry, and the other members of the Corporate Governance Committee are Dr. Heibel and Messrs. Barnes, Egan, Kampmeinert and Mullins. The Corporate Governance Committee held four meetings in 2008. Effective May 12, 2009, Mr. Kampmeinert was appointed as lead independent director and became the Chairman of the Corporate Governance Committee.
          The Nominating Sub-Committee of the Corporate Governance Committee was created by resolution of the Board to recommend Board nominees to the Board. The Board adopted a charter for the Nominating Sub-Committee of the Corporate Governance Committee, a copy of which can be found on our website at www.tollgrade.com under the tab “Public & Investors/Governance.”
          The charter of the Nominating Sub-Committee provides that the members of the Sub-Committee are the current members of the Corporate Governance Committee who are “independent” under the Nasdaq listing standards. During the year ended December 31, 2008, the Chairman of the Nominating Sub-Committee was Mr. Barry, and the other members of the Nominating Sub-Committee were Dr. Heibel and Mr. Mullins, each of whom the Board has determined to be “independent” under the applicable Nasdaq listing standards. The Nominating Sub-Committee held two meetings in 2008.
          The Nominating Sub-Committee was reconstituted by the Board at a meeting held on February 11, 2009 following receipt of notice from the Ramius Group of its intention to nominate the Ramius Nominees for election as directors of the Company at the Annual Meeting. The Board reconstituted the Nominating Sub-Committee so that it would be comprised of only those directors not subject to re-election at the Annual Meeting of shareholders. As reconstituted, the Nominating Sub-Committee is currently comprised of Mr. Heibel and Mr. Kampmeinert, who performed the functions of the Nominating Sub-Committee in connection with the Annual Meeting.
          The primary function of the Nominating Sub-Committee under its charter is to identify and recommend to the Board individuals for its nomination for election as directors. The charter provides that, to fulfill its duties and responsibilities, the Nominating Sub-Committee must:
•	select and recommend to the Board director nominees for election at each annual meeting of shareholders, as well as director nominees to fill vacancies arising between annual meetings of shareholders,

•	if deemed necessary, select and retain an executive search firm to identify qualified candidates to serve as members of the Board, considering effectiveness, responsiveness and other relevant factors, and approve the fees and other compensation to be paid to the executive search firm,

•	determine requirements for, and means of, director orientation and training, and

•	review the charter of the Sub-Committee and assess the performance of the members of the Sub-Committee at least annually and recommend updates and changes to the Board as warranted.

          The Nominating Sub-Committee has adopted position specifications applicable to members of the Board, and individuals recommended for nomination to the Board by the Nominating Sub-Committee must meet the qualifications set forth in these position specifications, a copy of which is available on our website at www.tollgrade.com under the tab “Public & Investors/Governance.” The specifications provide that a candidate for director should:
•	have a reputation for industry, integrity, honesty, candor, fairness and discretion,

•	be an acknowledged expert in his or her chosen field of endeavor, which area of expertise should have some relevance to Tollgrade’s business,

•	be knowledgeable, or be willing and able to become so quickly, in the critical aspects of Tollgrade’s business and operations, and

•	be experienced and skillful in serving as a competent overseer of, and trusted advisor to, senior management of a corporation.
          When recommending nominees for the Board, the Nominating Sub-Committee seeks candidates with expertise in areas including but not limited to the following: accounting and finance; telecommunications; international business; investment banking; leadership; business and management; strategic planning; investor relations; executive leadership development; and executive compensation. The Nominating Sub-Committee reviews both newly recommended individuals and incumbent directors against (i) the position specifications applicable to members of the Board, (ii) the relevant independence standards, and (iii) other intangible characteristics, such as perceived abilities of an individual that will increase the quality and knowledge of the Board and/or its committees, and recommends suitable candidates to the Board based upon these criteria.
          The Nominating Sub-Committee has a policy that director candidates recommended by its shareholders will be considered by the Nominating Sub-Committee as candidates on the same basis as it considers its own recommended candidates. Any recommendations made by shareholders should be communicated to the chairperson of the Nominating Sub-Committee in the manner described above under the sub-heading entitled “Communications With Directors” and should be accompanied by the information as required under our By-laws for shareholder nominees. Pursuant to the terms of the Company’s employment agreement with Mr. Ferrara, the Company has agreed to nominate Mr. Ferrara on its slate of Board of Director candidates during the term of his employment agreement so long as he serves as chief executive officer.
          Our By-laws provide that nominations of candidates for election to the Board may be made at any meeting of shareholders by or at the direction of the Board or by any shareholder entitled to vote for the election of members of the Board at the meeting. In order to make a nomination, a shareholder must provide timely notice in writing to the Secretary of Tollgrade, and any nominee should meet the qualifications established by the Nominating Sub-Committee. To be timely, a shareholder’s notice must be delivered to the Secretary between the close of business on the 60th day and 120th day prior to the first anniversary of the date of the proxy statement for the annual meeting of shareholders for the preceding year; provided, however, that if the date of an annual meeting is more than 30 days before or more than 60 days after the first anniversary of the preceding year’s annual meeting, or in the case of a special meeting of shareholders, notice will be timely if it is delivered not earlier than the close of business on the 120th day prior to the meeting and not later than the close of business on the later of (i) the 90th day prior to the meeting, and (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. Delivery of a notice to the Chairperson of the Nominating Sub-Committee within the timeframe described above shall constitute delivery of the same to the Secretary of Tollgrade under its By-laws.
          The notice given by a shareholder must contain: (a) all information regarding the shareholder’s proposed nominee that is required to be disclosed in solicitations of proxies for elections of directors in an election contest, or is otherwise required, pursuant to Regulation 14A under the Exchange Act and Rule 14a-11 thereunder (including the person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), along with a description of all arrangements or understandings between the shareholder and the nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by the shareholder; (b) a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the person specified in the notice; and (c) with respect to both the shareholder giving the notice and the beneficial owner, if any, on whose behalf that nomination is made, the name and address of each as they appear on Tollgrade’s books and the class and number of shares of stock which are owned beneficially and of record by each.
          The Investment Committee of the Board is responsible for overseeing the management of Tollgrade’s investments. The Chairman of the Investment Committee is Dr. Heibel and the other members of the Committee are Messrs. Egan and Mullins. The Investment Committee held one meeting in 2008. On January 26, 2006, the Board adopted a charter for the Investment Committee, a copy of which can be found on our website at www.tollgrade.com under the tab “Public & Investors/Governance.”
          The Audit Committee of the Board engages an independent registered public accounting firm to audit the financial statements of Tollgrade, review and approve the results of the audit, review the scope, adequacy and results of our internal control procedures, review the quarterly and annual financial statements and review whether non-audit services provided by the independent registered public accounting firm affect the accountants’ independence. The Audit Committee Charter was first adopted by the Board of Directors on August 27, 1996. Amendments to the Audit Committee Charter have been adopted from time to time and were last proposed by the Audit Committee and formally adopted by the Board on January 23, 2007. The Audit Committee met eleven times in 2008. A copy of the Audit Committee Charter can be found on our website at www.tollgrade.com under the tab “Public & Investors/Governance.”
          The Chair of the Audit Committee is Mr. Mullins, and the other members of the Audit Committee are Messrs. Egan and Barry. The Board has determined that each of the members of the Audit Committee is “independent” as that term is defined by both Rule 10A-3 under the Exchange Act and the Nasdaq listing standards.
          The Board has also determined that each of Messrs. Barry and Mullins is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of the SEC’s Regulation S-K.
REPORT OF THE AUDIT COMMITTEE
          Management is responsible for internal controls, the financial reporting process and compliance with laws and regulations and ethical business standards. The independent registered public accounting firm is responsible for expressing opinions on the Company’s financial statements and on the Company’s internal control over financial reporting based on its integrated audits. The Committee is charged with the duty to monitor and oversee these processes.

          The Committee met with both management and our independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to review and discuss our 2008 year-end financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that the financial statements were prepared in accordance with generally accepted accounting principles and that the Company’s internal control over financial reporting as of December 31, 2008 was effective. The Committee’s review included discussion with PwC of matters that are required to be discussed pursuant to Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, as adopted by the Public Company Accounting Oversight Board in Rule 3200T).
          The Committee received the written disclosures and the letter from PwC regarding applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and discussed with PwC matters relating to PwC’s independence. PwC informed the Committee that it was independent with respect to Tollgrade within the regulations promulgated by the SEC and the requirements of the Independence Standards Board. The Committee also considered whether the non-audit services provided by PwC could have impaired its independence and concluded that the provision of such services had not impaired PwC’s independence.
          On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of Tollgrade’s audited consolidated financial statements in Tollgrade’s Annual Report on Form 10-K for the year ended December 31, 2008, for filing with the SEC.
Members of the Audit Committee:
          Brian C. Mullins, Chairman
          Daniel P. Barry
          David S. Egan
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
          During the year ended December 31, 2008, the members of the Compensation Committee were Dr. Heibel and Messrs. Barnes and Barry. There were no interlocking relationships between any of our executive officers and any entity whose directors or executive officers serve on our Compensation Committee during the year ended December 31, 2008.
COMPENSATION COMMITTEE REPORT
          The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” with management. Based on our review and discussions with management, we recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in the Company’s Annual Report on Form 10-K/A and Proxy Statement relating to the annual meeting of shareholders in 2009.
Members of the Compensation Committee:
          James J. Barnes, Chairman
          Daniel P. Barry
          Richard H. Heibel, M.D.

COMPENSATION OF EXECUTIVE OFFICERS
Compensation Discussion and Analysis
Overview
          Compensation for Tollgrade’s executive officers whose names appear in the summary compensation table below (the named executive officers) is reviewed, evaluated and approved by Tollgrade’s Compensation Committee. The compensation packages for our named executive officers consist of a base salary, possible bonus payout tied to the Company’s and an individual’s performance pursuant to our Management Incentive Compensation Plan (“MICP”), equity compensation and other benefits, which are generally designed to motivate, attract and retain our named executive officers. Our compensation for named executive officers is generally designed to:
•	align our named executive officers’ interests with those of our shareholders by awarding equity compensation that rewards increases in the value of Tollgrade’s common stock,

•	provide compensation that is competitive with other technology companies, and

•	attract, retain and motivate named executive officers of outstanding ability and encourage excellence in the performance of individual responsibilities.
          Since his appointment as chief executive officer in November 2007, at the recommendation of the Compensation Committee, Mr. Ferrara has led an extensive review of the Company’s compensation practices and, as a result of this review, has recommended to the Compensation Committee certain changes in compensation practices for our executive officers, including the named executive officers. Although the Company’s core compensation goals listed above have not changed since his appointment, the Compensation Committee has made certain modifications to the manner for implementing these objectives from certain practices followed prior to Mr. Ferrara’s appointment as chief executive officer. Some of the key changes implemented by the Compensation Committee and the Board since November 2007 and throughout 2008 include:
•	the form and amount of equity compensation, most notably returning to the Company’s historical practice of granting non-qualified stock options,

•	further amendment to the MICP to ensure the affordability of the payout, while still motivating employees with the possibility of a payout should the Company’s performance objectives be achieved, including regular updates of the Company’s status in attaining these performance objectives,

•	adoption of a severance policy for all employees, and

•	changes in practices in connection with change-in-control agreements.
          Our “Compensation Discussion and Analysis” will consider each compensation component, and how executive compensation for our named executive officers was set during 2008.

Named Executive Officer Compensation Components
          The principal components of our compensation for named executive officers are:
•	base salary,

•	potential bonus payments pursuant to the MICP,

•	long-term equity compensation pursuant to the Company’s Long-Term Incentive Compensation Plan, as amended and restated (“2006 LTIP”),

•	executive level severance benefits in the event of termination under qualifying circumstances (either under the Company’s severance policy or, for certain executives, pursuant to a separate severance agreement), and

•	an additional long-term disability policy and related gross-up payment and other benefits generally available to all employees.
          Certain of our named executive officers are eligible for severance in the event of termination without cause pursuant to the terms of their respective agreements with the Company, and our chief executive officer, chief financial officer and general counsel are eligible for possible payments and benefits in the event of termination of employment related to a change in control. These agreements provide for payment of certain amounts upon termination of employment in place of, but not in addition to, entitlements under the Company’s severance policy.
Setting Executive Compensation
          Each year tally sheets are prepared for each of our named executive officers and reviewed by the Compensation Committee together with the chief executive officer. Tally sheets list each element of an individual’s compensation, including possible payouts in connection with a termination of employment in connection with a change-in-control or otherwise. The tally sheets allow the Compensation Committee to consider the entire compensation package of the individual prior to making further compensation decisions. Tally sheets are typically reviewed at the Compensation Committee’s first meeting of the calendar year; however, given Mr. Ferrara’s appointment as our new chief executive officer in November 2007, this review was deferred until Mr. Ferrara had completed his individual performance assessments of the named executive officers and his direct reports in April 2008. Following completion of these individual performance assessments, Mr. Ferrara recommended salary adjustments for the named executive officers at a meeting of the Compensation Committee in April 2008. The adjustments proposed were primarily based on performance reviews but also considered cost of living, whether the individual was eligible for other compensation opportunities, and/or whether the individual was above or at the median range of market rates for individuals performing the same or similar functions based on data from third-party consultants. In addition, Mr. Ferrara requested that Mr. Cushny be made eligible for commission, given his role in the Company’s sales organization. After reviewing the tally sheets in April 2008, the Compensation Committee determined that the named executive officers’ overall compensation, reflecting the adjustments recommended by our chief executive officer, was appropriate in light of the Company’s overall compensation objectives.
          In addition, at the Compensation Committee’s recommendation, we may from time to time engage a third-party consultant to assist in executive compensation decisions. From 2005 through 2007, the Company generally used the same individual consultant, initially with TBG

Consulting, Inc., an unaffiliated third party, and later with Cowden Associates, Inc., an unaffiliated third-party, for advice regarding our named executive officers. During the year ended December 31, 2008, the Company engaged Towers Perrin, an unaffiliated third party, for consulting regarding compensation matters.
2005 Compensation Benchmarking Report
          Those individuals who were our named executive officers in 2005 were part of a 2005 compensation analysis undertaken by our third-party consultant in October 2005 (the “2005 Compensation Benchmarking Report”). The third-party consultant was instructed to conduct a comprehensive compensation analysis of the four named executive officers at that time (the fifth had recently left the Company) based on then-current market practices of an identified peer group as well as market trends. Management selected a peer group1 for the third-party consultant to consider, which consisted of telecommunications and cable equipment companies that management looked to from time to time as a benchmark for Tollgrade’s financial and operating performance. In addition, the third-party consultant suggested a second peer group2 to consider based on Hoover’s industry competitors, trailing twelve-month net income for 2004 and net sales in 2004. Total compensation consisted of salary, bonus, other compensation and equity awards.
          As a result of its review of the peer groups, the third-party consultant (i) identified gaps in the overall compensation packages between our 2005 named executive officers and the compensation of individuals with the same or comparable positions in the peer group, (ii) proposed solutions to bridge the gaps, and (iii) suggested award levels, and assisted with implementation, execution and communication of the results of the review to the Compensation Committee. The 2005 Compensation Benchmarking Report indicated that, with one exception, the base salaries for the 2005 named executive officers were in line with the median salary of individuals with the same or comparable positions within the peer groups. The Committee evaluated these median salaries, and determined that, in response to feedback from management, it would be difficult to recruit and retain individuals with the necessary qualifications unless base salaries were competitive with the median salary within our peer group. As a result, for the one named executive officer whose base salary was not comparable to the peer group, the Compensation Committee approved an increase to base salary in 2006 to bring the named executive officer’s salary up to the median of the peer group. Looking at each of the 2005 named executive officers’ overall compensation packages, however, the 2005 Compensation Benchmarking Report indicated that bonus and equity-based components of compensation were low for all individuals compared to the peer group, and suggested certain increases in the total compensation for these persons. The third-party consultant suggested developing a long-term incentive program that would provide awards in common stock and/or cash in order to bring total compensation opportunities up to market levels for the same or comparable positions within the peer groups analyzed. In response to this recommendation, the Compensation Committee granted equity to the 2005 named executive officers consistent with the amounts recommended in the 2005 Compensation Benchmarking Report.

[1]	The peer group consisted of the following companies: Agilent Technologies, Inc.; Aware, Inc.; Broadcom Corp.; C-Cor Inc.; Emerson Electric Co.; Micromuse, Inc.; Nortel Networks Corp.; Porta Systems Corp.; Scientific-Atlanta, Inc.; Teradyne, Inc.; and Texas Instruments Inc.

[2]	The peer group consisted of the following companies: ADC Telecommunications, Inc.; Catapult Communications Corp.; C-Cor Inc.; Ditech Communications Corp.; EMRISE Corp.; Harmonic Inc.; Inter-Tel, Inc.; Ixia; Micromuse, Inc.; NMS Communications Corp.; Porta Systems Corp.; Universal Security Instruments, Inc.; and Vodavi Technology, Inc.

2007 Compensation Benchmarking Report
          All of the individuals who were then serving as our named executive officers were part of a comprehensive compensation analysis undertaken by our third-party consultant in November 2007 (the “2007 Compensation Benchmarking Report”). The third-party consultant was instructed by management, at the recommendation of the Compensation Committee, to conduct a comprehensive compensation analysis of total compensation for these individuals and looked at companies selected by the consultant within our peer group3. These companies were selected by the consultant because they share a similar standard industry code with the Company and were considered to be within a similar revenue range as the Company ($50 to $150 million). The third-party consultant suggested a different peer group than the peer groups used during the 2005 Compensation Benchmarking Report because there were changes to the companies in those groups and readily available data allowed the consultant to select companies that were currently more comparable to the Company. The consultant also selected a regional peer group based on the same criteria and determined that the national and regional peer group data was comparable. The review was recommended by the Compensation Committee to update the 2005 Compensation Benchmarking Report in light of significant changes in senior management positions and job responsibilities and in response to feedback from management that salaries may not be competitive in the job market. At the Compensation Committee’s request, the consultant also reviewed equity grants for individuals with the same or similar positions within the same peer group, in an attempt to provide updated information to the Compensation Committee on the gaps in compensation in these areas, which had been identified in the 2005 Compensation Benchmarking Report. This report confirmed those compensation gaps identified continued to exist for named executive officers, and reconfirmed that consistent annual grants of equity awards to named executive officers would be necessary in order to bring total compensation opportunities in line with the median range of our peer group.
          We also received advice from this consultant regarding our equity compensation, MICP and other possible cost effective benefits earlier in 2007. The specific instructions given to the third-party consultant and the impact of the third-party consultant’s advice on our executive compensation decisions for named executive officers are discussed below in the context of the relevant compensation component.
2008 Compensation Benchmarking Report
          All of the named executive officers included in the summary compensation table below were part of a comprehensive review of our compensation performed by our third-party consultant, Towers Perrin, in November 2008 (the “2008 Compensation Benchmarking Report”). Following the strategic review of the Company’s business in the fourth quarter of 2008, management and the Compensation Committee sought to ensure that the Company’s compensation programs were aligned with and supported the Company’s business and strategies. Towers Perrin was asked to assist the Company in defining and outlining a new strategic

[3]	The report included the following companies: Boston Communications Group, Inc.; Emerson Electric Co.; Internap Network Services, Corp.; Nanometrics, Inc.; Neoware Systems, Inc.; Nortel Networks Corp.; OpenTV Corp.; Pericom Semiconductor Corp.; Pinnacle Data Systems, Inc.; Proxim Corp.; Terremark Worldwide Inc.; Ulticom, Inc.; and Viisage Technology, Inc. These are companies in the communications industry in similar or comparable areas of business. This is the same peer group that was used in 2006 in connection with the review of the 2006 LTIP.

compensation program. In connection with this review, Towers Perrin benchmarked a total of twenty-four positions within the Company, including the positions held by the named executive officers, analyzing elements of compensation as follows: base salary, target annual incentive, target total cash compensation (base salary plus target annual incentive), expected value of long-term incentives, and target total direct compensation (target total cash compensation plus the expected value of long-term incentives). To benchmark each position, Towers Perrin used a blend of the then most recently available compensation surveys from Towers Perrin, and third party consultants, Mercer and Watson Wyatt, and compared each element of compensation provided by Tollgrade for each of the twenty-four positions against the market data for the same or similar positions.
Tax Implications
          Section 162(m) of Code disallows any federal income tax deductions for a company for compensation paid to its named executive officers in excess of $1 million each in any taxable year, with certain exceptions, including for compensation paid pursuant to shareholder-approved compensation plans that are performance-based. The 2006 LTIP is structured to permit grants of stock options and certain other awards to be eligible for this performance-based exception. By doing so, compensation upon exercise of the options or receipt and/or vesting of the awards is deductible under the Code. Payments under the MICP are not eligible for the performance-based exception, since the MICP has not been approved by our shareholders. The Compensation Committee intends to continue to take whatever actions are necessary to minimize Tollgrade’s non-deductible compensation expense, while at the same time maintaining flexibility in determining our executive compensation. Currently, none of the named executive officers’ overall compensation approaches levels that would affect our non-deductible compensation expense.
          The Company generally considers and seeks to minimize the impact of Section 409A of the Code and the regulations promulgated under Section 409A. Under Section 409A, unless a “nonqualified deferred compensation plan” complies with rules relating to the timing of deferrals and distributions, all deferred amounts become immediately taxable and there is an additional 20% penalty tax, to the extent the compensation is not subject to a “substantial risk of forfeiture” and has not previously been included in gross income. In order to exclude our plans from the effects of Section 409A of the Code, our 1995 Long-Term Incentive Compensation Plan, the 1998 Long-Term Incentive Compensation Plan, the MICP and the 2006 LTIP were each amended in December 2007. In addition, the Company’s severance policy, Mr. Ferrara’s employment agreement, and the agreements executed in March 2009 between the Company and certain executives were drafted to minimize the impact of Section 409A of the Code.
Base Salary
          We provide our named executive officers with a base salary to compensate these individuals for services rendered during the fiscal year. The chief executive officer annually reviews the performance of our other named executive officers. At the conclusion of the annual review process, which is generally in January or February of each year, the chief executive officer recommends any salary adjustments to the Compensation Committee. Given the change in the Company’s chief executive officer during the last quarter of 2007 and the reorganization of certain management positions during the first quarter of 2008, the chief executive officer deferred his annual review process to April 2008, though any salary adjustments were made retroactive to January 1, 2008.
          The Compensation Committee ultimately approves any salary adjustments recommended by the chief executive officer for named executive officers (once they have been identified as named executive officers of the Company). Salary adjustments are typically based on affordability to the Company pursuant to its approved operating plan, individual performance reviews and taking into account such factors as competitive industry salaries and the individual’s contributions and experience. The Compensation Committee aims to provide a competitive base salary compared to other similarly-size technology companies in order to attract and retain personnel.
Named Executive Officers (Other Than Chief Executive Officer)
          The base salaries of our named executive officers that were employed by the Company in April 2008 were reviewed at that time. Base salaries for our named executive officers were also reviewed as part of the 2007 Compensation Benchmarking Report during the last quarter of 2007. The 2007 Compensation Benchmarking Report indicated that salaries for all except one of the named executive officers were considered to be in the median for persons performing the same or similar functions within the peer group. The chief executive officer recommended to the Compensation Committee salary adjustments retroactive to January 1, 2008 in connection with his annual review of the other named executive officers during April 2008. While in prior years, any salary increases typically were equivalent in percentage among the named executive officers, in April 2008, salary adjustments among the named executive officers ranged from 0% to 3.5%. Individual salary adjustments were primarily based on performance reviews but also considered cost of living, whether the individual was eligible for other compensation opportunities, and/or whether the individual was above or at the median range of market rates for individuals performing the same or similar functions based on data from third-party consultants.
          In January 2009, consistent with the Company’s annual practice, the base salaries of our named executive officers were reviewed. Base salaries of our named executive officers then in the Company’s employ were also reviewed as part of the 2008 Compensation Benchmarking Report conducted in November 2008. The 2008 Compensation Benchmarking Report indicated that the base salaries of three of the five named executive officers currently employed by the Company were in the competitive range (falling within 10% of the market median for the position) and that the base salaries of two of the named executive officers currently employed by the Company were more than 10% over the market median. In light of these findings, as well as general economic conditions, our chief executive officer recommended against any salary increases for the named executive officers in 2009, and the Compensation Committee agreed with this recommendation. At the recommendation of the chief executive officer and with the approval of the Compensation Committee, effective July 1, 2009, the salaries of two of our named executive officers will be reduced, in one case in connection with changes in the named executive officer’s roles and responsibilities, and in the other case in order to more closely align the named executive officer’s salary with the market median, consistent with the 2008 Compensation Benchmarking Report.

Chief Executive Officer
          The base salary for our chief executive officer was initially determined at the time of his appointment in November 2007. At the Compensation Committee’s recommendation, and the Board of Director’s approval, Mr. Ferrara’s salary was set at an amount considered to be consistent with the base salary of the former chief executive officer until the terms of an employment agreement were to be finalized. Mr. Ferrara declined to be considered for a salary adjustment in January 2008 when salary adjustments are generally made in connection with annual performance reviews. In April 2008, the Company entered into an employment agreement with Mr. Ferrara, which maintained the annual salary established in November 2007, subject to increases or decreases from time to time as determined by the Compensation Committee. Mr. Ferrara’s agreement provides for mandatory annual increases based on the average percentage increase in base salary, if any, of the Company’s Executive Council (as defined in Mr. Ferrara’s agreement) for the prior two full calendar years. The Compensation Committee recommends, subject to the final approval of the Board of Directors, any salary adjustments for the chief executive officer after the Compensation Committee completes its annual performance review of the chief executive officer. Mr. Ferrara declined to be considered for any increase in salary for the 2009 calendar year in connection with management’s overall recommendation that there be no merit-based salary adjustments in 2009.
Bonus Payments Pursuant to MICP
          The Compensation Committee administers the MICP. Our named executive officers are eligible to participate and receive bonus payments pursuant to the MICP if both corporate and individual performance targets approved by the Compensation Committee are achieved. The objectives of the MICP are to:
•	increase our profitability and growth in a manner that is consistent with the goals of the Company, its shareholders and its employees;

•	provide the potential for executive compensation that is competitive with other similarly situated technology companies in our peer group;

•	attract and retain personnel of outstanding ability and encourage excellence in the performance of individual responsibilities;

•	motivate and reward those members of management who contribute to our success; and

•	allow the Compensation Committee flexibility to administer the MICP to reflect the changing organizational goals and objectives of the Company.
          Awards made under the MICP are based upon the achievement of both individual and corporate performance targets, which are recommended by management and approved by the Compensation Committee at the beginning of each fiscal year, taking into account the cost to the Company of the potential aggregate bonus payments. A payment under the MICP is only possible if both corporate and individual targets are met. The corporate performance target for the MICP is a targeted net operating income level for the Company for the award year with any payout occurring during the following year. This performance target was recommended by the Compensation Committee, after considering a variety of possible targets, as a good and easily measurable indicator of Company performance based on management’s own internal operating plans. The targeted net operating income level set each year by the Board of Directors is considered to be a challenging but achievable target. The Company may also make discretionary payments.

          We did not meet our targeted net operating income level for the 2006, 2007 or 2008 award years. Although discretionary payments may be made by the Compensation Committee if approved by the Board of Directors, no discretionary payout was approved for the 2006, 2007 or 2008 award years. In the last five completed award years, we did not meet our targeted net operating income level; however, in one of these five award years, the Board of Directors approved, at the recommendation of the Compensation Committee, a discretionary bonus payout. These payouts were made in recognition of the significant efforts by employees in some cases, on year over year improvements, notwithstanding the failure to meet the original targets.
          The MICP was amended by the Board of Directors, at the recommendation of the Compensation Committee, in February 2007 after considering the recommendations of Cowden Associates, Inc. with respect to this plan. Cowden Associates, Inc. had suggested a revision or an alternative to the MICP, which would involve setting a minimum threshold of corporate performance that must be achieved before a payment under the MICP could be earned and then setting various target levels that correspond to different percentages of the total possible payout. These suggestions were aimed at assuring that the total aggregate MICP payout would not exceed five percent of net operating income of the Company under its operating plan for the award year, while still rewarding participants for corporate and individual performance. At that time, the Compensation Committee had targeted that the overall MICP payment should not exceed this level, which was considered reasonable based upon a review by management of the cost of bonus plans to other peer group companies.
          The February 2007 amendments replaced the single targeted net operating income with four benchmarking ranges of targeted net operating income, which were derived from management’s own operating plan targets. The Compensation Committee believed that the establishment of these ranges should reduce the need for the Compensation Committee to approve discretionary payouts. The February 16, 2007 amendments also established an award pool for each net operating income target, from which the employees’ payments would be made if the net operating income target was met and this award pool would be prorated among the thresholds. It was intended that the financial targets and the award pool would continue to be set annually taking into account current conditions and affordability to the Company. These changes were considered to be necessary in order to meet the goals of the MICP described above, while at the same time taking into account current conditions and affordability to the Company.
          The MICP was further amended by the Board of Directors, at the recommendation of the Compensation Committee, on January 28, 2008. The amendment revised some of the February 2007 amendments in a renewed effort to achieve a reasonable impact to the Company’s financial performance while retaining the possibility of a bonus payout for all participants if performance targets were achieved. Specifically, the amendment removed the annual award pool and increased the maximum payout percentage. The January 28, 2008 amendment also changed participants’ breakdown of individual and Company performance criteria, depending on the percentage of base salary at which each participant was entitled to receive payment under the MICP (participants eligible to receive 10% or below or participants eligible to receive more than 10%) and reduced the participant’s total possible payout for the 2008 award year. Specifically, any awards to participants who were eligible to receive 10% or below of their base salary were based 50% on specific individual performance goals as established between the individual and the individual’s immediate supervisor and 50% on the Company’s attainment of its targeted net operating income. For the 2008 award year, participants at this level were eligible for a maximum of 50% of their percentage level. For example, a participant who was eligible to receive 10% of the participant’s base salary was eligible to receive 5% of their base salary during the 2008 award year of which 50% was tied to the Company’s performance and 50% was tied to the individual’s performance.
          Awards to participants who were eligible to receive more than 10% of their base salary were based 35% on specific individual performance goals as established between the individual and the individual’s immediate supervisor and 65% on the Company’s attainment of its targeted net operating income. For award year 2008, participants at this level were eligible for a maximum of 30% of their percentage level. For example, a participant who was eligible to receive 20% of the participant’s base salary was eligible to receive 6% of their base salary during the 2008 award year of which 65% was tied to the Company’s performance and 35% was tied to the individual’s performance. All of our named executive officers that were eligible to participate during the 2008 award year fell within this second category. Participants within this group are expected to have a greater impact on the Company’s performance and therefore this group’s possible bonus payout was more closely tied to the Company’s, rather than the individual’s performance.
          No awards were paid under the MICP for performance in 2008, as the Company did not meet its net operating income target. Targets for 2009 performance, which, if met, would result in the payment of incentive compensation under the MICP, have not been established and remain subject to consideration by management and the Compensation Committee.
Equity Compensation Pursuant to LTIP
          A key component of our named executive officers’ compensation is paid in the form of equity incentives. Equity compensation is designed to tie the interests of the named executive officer to the long-term performance of the Company. The traditional form of equity compensation granted has been non-qualified stock options; however, in February 2007, restricted shares were granted to for the first time.
          Equity grants are made pursuant to the terms of our 2006 LTIP, which was approved by our Board of Directors and our shareholders in 2006. The stated objectives of the 2006 LTIP are to:
•	optimize the profitability and growth of Tollgrade through incentives that are consistent with Tollgrade’s goals and that link the personal interests of participants to those of our shareholders,

•	provide participants with an incentive for excellence in individual performance,

•	promote teamwork among participants, and

•	provide flexibility to Tollgrade in its ability to motive, attract and retain the services of participants who make significant contributions to Tollgrade’s success and to allow participants to share in our success.
          The Compensation Committee considers a number of factors when awarding equity grants to named executive officers, which include the following:
•	advice of outside consultants with respect to market practices and other factors,

•	management input (except as to the recipient’s own grants),

•	individual recipient’s overall compensation,

•	individual job performance data,

•	corporate performance data, including LTIP data, and

•	accounting and tax implications, including the expense of the grant.
          Awards are intended to be granted, if at all, at the Compensation Committee’s regularly scheduled January meeting. Any grants to new hires or in connection with promotions are intended to be made at the next regularly scheduled Compensation Committee meeting. The grant date will be the same date as the Compensation Committee’s approval date and the grant price will be equal to the fair market value of the Company’s common stock on the date of grant, as defined in the 2006 LTIP.
Restricted Shares
          During January and February 2007, the Compensation Committee undertook a review of its equity compensation practices, including the form and timing of all equity awards to all employees and non-employee directors. During the course of its review, the Compensation Committee considered the 2005 Compensation Benchmarking Report in which our third-party consultant recommended that the Company grant restricted shares with a performance-based component to more closely align the interests of the recipient with the Company’s performance and a time-based component to aid in retention of named executive officers.
          On February 15, 2007, the Compensation Committee approved an equity compensation program that included the individuals who then served as our named executive officers and would allow the Compensation Committee to award, from time to time, as appropriate, restricted shares with time and performance-based components. The shift from non-qualified stock options was designed to:
•	more closely align the value obtained from equity awards with the performance of the Company,

•	to address that many previous stock option grants were “under water” (i.e. the exercise price of exercisable options is above the fair market value of the common stock), which defeated retention goals, and

•	a perception that restricted shares would be less dilutive to shareholders than stock options because less total shares would need to be granted to provide a similar financial benefit to award recipients due to the inherent value of restricted shares regardless of stock performance.
          In connection with approving this equity program, the Compensation Committee granted an award of restricted shares to the named executive officers then in the Company’s employ on February 15, 2007. Mr. Ferrara, who was not employed by the Company in February 2007, received restricted shares in October 2007, which were subject to the same restrictions as the February 2007 awards. This award was recommended by our former chief executive officer in connection with the recruitment of Mr. Ferrara and was approved by our Compensation Committee. Mr. Cushny, who also was not employed by the Company in February 2007, received a grant of restricted shares subject to the same terms in May 2008. The restricted shares were structured to vest as follows:
•	Time-based component: 1/3rd will vest on February 15, 2010.

•	Performance-based component: 2/3rd would have vested on December 31, 2008 had Tollgrade met or exceeded the defined cumulative performance measure. Half of this performance-based component was eligible to have vested on February 15, 2008 had the Company met or exceeded an accelerated performance measure.
          The cumulative and accelerated performance measures were set by the Compensation Committee at the time of the award and were tied to the Company’s earnings before interest, taxes, depreciation and amortization determined in accordance with generally accepted accounting principles excluding non-recurring items. In selecting the performance measure, the Compensation Committee specifically selected a different performance target than the MICP, which is based on net operating income, and determined adjusted EBITDA was an appropriate performance measure after considering a variety of performance measures. Further, the Compensation Committee set the specific performance threshold at an amount considered to be aggressive and rigorous in order to motivate recipients.
          The Company did not meet the defined cumulative or accelerated performance measures, and accordingly the number of restricted shares subject to those measures did not vest on December 31, 2008, and were instead forfeited on January 1, 2009 by the recipients of those awards.
          The number of restricted shares granted to each named executive officer took into account the suggested annual equity compensation value for the named executive officer in the 2005 Compensation Benchmarking Report (to the extent the named executive officer was part of that report).
Non-Qualified Stock Options
          Our chief executive officer received a grant of 150,000 non-qualified stock options in December 2007 following his appointment to that office in November 2007. When granting this award and determining the amount, the Compensation Committee reviewed the historical grants and stock ownership of past executive officers and selected an amount they viewed as appropriate in order to align the chief executive officer’s interests with the long-term interests of the shareholders. The stock options vest over a three-year period, with one-third vesting on each anniversary of the date of grant.
          Based on the 2007 Compensation Benchmarking Report, in January 2008 the chief executive officer requested that the Compensation Committee consider a grant of non-qualified stock options to certain members of senior management, including the named executive officers (other than the chief executive officer, who had received a grant in December 2007 as described above), in order to provide meaningful compensation to senior management that would be tied to the long-term performance of the Company. Although our third-party consultant had previously advised that restricted shares were at that time more frequently utilized in the corporate environment, our Compensation Committee decided to return to our historical practice of non-qualified stock option grants. This decision was based in large part upon the recommendation of the new chief executive officer and his belief that stock option grants would serve as a greater incentive to employees by more closely aligning their interests with the shareholders in improving the value of the Company’s common stock.

          Management asked that our third-party consultant, Cowden Associates, provide data regarding award amounts in our previously identified peer group. The third-party consultant considered awards to individuals with the same or similar positions within our peer group4, the frequency of the awards and the relative cost of the award to the Company. The chief executive officer recommended, and the Compensation Committee approved, awards to our named executive officers then-serving (excluding our current chief executive officer) on January 28, 2008 consistent with the range recommended by our third-party consultant. Although the value of stock options (option price relative to number of stock options granted) awarded to named executive officers was slightly higher than the value of stock options granted to individuals performing the same or similar functions within the median range of this peer group, the total value was considered to be necessary to bring total compensation in-line with the median of compensation for individuals with the same or similar positions within the peer groups and appropriate given the simultaneous reduction of the possible MICP payout for the 2008 award year for named executive officers. This gap in compensation was initially identified in the 2005 Compensation Benchmarking Report. Historically, options granted to our named executive officers vested over a two-year period with one-third vesting on the date of grant. In order to assist with retention and to make stock option grants comparable to more companies in our peer group, since December 2007, stock options granted to employees, including the January 2008 awards, vest over a three-year period, with one-third vesting on each anniversary of the date of grant.
          In January 2009, in an effort to align the interests of senior management with the long-term interests of the Company’s shareholders, as well as to align their compensation with the success of the Company’s business and strategy, the chief executive officer recommended, and the Compensation Committee approved, grants of stock options to members of senior management. The number of options granted was determined based on market comparisons and recommendations reflected in the 2008 Compensation Benchmarking Report, and the fact that annual equity grants have not consistently been made over time. The stock options vest in the same manner described above, vesting over a three-year period, with one-third vesting on each anniversary of the date of grant.
          At the recommendation of the Compensation Committee, in May 2009, the Board of Directors approved the amendment and restatement of the Company’s 2006 LTIP to modify the definition of “Change in Control” as such term is used in the 2006 LTIP, and the Board approved the subsequent amendment and restatement of the 2006 LTIP to further modify the Change in Control definition in June 2009. Under the 2006 LTIP, a Change in Control is deemed to have occurred upon the satisfaction of specified conditions. The original definition appearing in the 2006 LTIP provided that a Change in Control would have been deemed to occur if the Board, by a majority vote, agreed that a Change in Control had occurred, or was about to occur, and provided further that regardless of the Board’s vote, a Change in Control would be deemed to occur upon the satisfaction of certain conditions. As amended and restated, the definition was modified to provide that a Change in Control is deemed to occur only upon the satisfaction of such conditions, rather than upon the Board’s determination that a Change in Control had occurred or was about to occur. In addition, the original definition included among the conditions which would trigger a Change in Control the approval by shareholders of any of certain events. As amended and restated, the definition

[4]	The report included the same companies identified in footnote 3 that were used in the 2007 Compensation Benchmarking Report.

was modified to provide that a Change in Control would be deemed to have occurred upon the actual consummation of such events, rather than upon shareholder approval of such events.
Stock Ownership Limitations and Restrictions
          Although the Company does not have security ownership requirements or guidelines that specify any applicable amounts and forms of ownership, we have policies regarding hedging the economic risk of common stock ownership. Specifically, those employees and directors that are subject to our Insider Trading Policy may not engage in any short-term or speculative transactions involving our common stock. In addition, our directors and Section 16 officers may not:
•	purchase and sell, or sell and purchase, our common stock within any six month period,

•	make any short sales of our common stock,

•	purchase or sell any puts or calls with respect to our common stock on any exchange or other organized market, or

•	enter into hedging or monetized transactions with respect to our common stock, such as zero-cost collars or forward sale contracts, unless the proposed transaction has been pre-cleared by our General Counsel.
Post Employment Compensation
          Beginning in August 2008, as part of the Company’s ongoing review of its compensation practices, the Compensation Committee, upon the recommendation of the Company’s chief executive officer, has been evaluating the severance policies and practices applicable to the Company’s management team. To assist the Company in this review, the Compensation Committee engaged the compensation consultant, Towers Perrin, to review industry standards and provide advice to the Compensation Committee in connection with its deliberations concerning the appropriate structure and terms for severance and change in control benefits for management.
          In connection with its review, the Compensation Committee considered both the number of employees that were parties to existing change in control agreements and the terms of such agreements, including the extent to which the terms were consistent with the recently modified published requirements of the Corporate Governance Policies and Guidelines issued by RiskMetrics Group ISS (herein, the “Guidelines”), a proxy advisory firm for many institutional investors. As a result of its review, the Committee determined that having sixteen change in control agreements in effect at that time was not consistent with current industry best practice and was not required by the Company’s ongoing business and executive needs. Accordingly, the Committee determined to limit change in control agreements to the Company’s Chief Executive Officer, Chief Financial Officer and General Counsel, and to allow the change in control agreements with other employees to expire in accordance with their terms or, in certain other cases, to negotiate the termination of these agreements prior to their expiration and transition these persons to other forms of severance and other compensation.
          Working with Towers Perrin, the Company developed a target structure for the change in control and severance agreements in the context of the Company’s overall compensation practices and management structure. This structure included the concept of a three-tiered approach to severance and change in control, with the first tier including the employment agreement with the

Company’s Chief Executive Officer, which was negotiated in connection with Mr. Ferrara’s promotion to the office in 2007, the second tier including an agreement for the Chief Financial Officer and General Counsel, and a third tier for five other executive officers. The purpose of this tiered approach was to align the benefits more closely with industry practice and to control the ultimate potential cost to the Company of the benefit. Outside of these three tiers, any remaining change in control or other severance agreements would either be allowed to expire or were terminated in exchange for a new severance agreement and other benefits to the affected employee. At a meeting held on January 26, 2009, the Compensation Committee approved the three-tiered approach and strategy to reduce the number of change in control agreements and the modified terms described below.
          At the meeting held on January 26, 2009 and a subsequent meeting held on February 13, 2009, the Committee reviewed and discussed drafts of the forms of the tier two and tier three agreements, including, upon the recommendation of Towers Perrin and the Company’s outside counsel, modifications to the definition of change in control which had historically appeared in the executive change in control agreements. The Committee noted that the existing form of change in control agreements already provided for a “double-trigger” such that both a change in control and termination of employment (whether directly or with “Good Reason for Termination” by the executive) within a fixed period of time of the change in control would have to occur before a payment obligation would be triggered under the agreement. The Committee retained the “double-trigger” concept but revisited the definition of change in control in light of the recently modified Guidelines. At a meeting held on March 9, 2009, the Committee continued its discussions and recommended the two forms of agreement for approval by the full board.
          The most significant modifications to the form of change in control agreement in effect prior to the changes described herein include: (i) revising the definition of change in control to require the consummation of the change in control transaction rather than only approval by the Board of Directors or shareholders; (ii) conforming the change in control definition with the definition in Mr. Ferrara’s employment agreement and the Company’s 2006 Long-Term Incentive Compensation Plan with respect to a change in the majority of the incumbent board; (iii) modifying the definition of good reason for termination to be consistent with the safe harbor language of Section 409A of the Internal Revenue Code and with the chief executive officer’s employment agreement; and (iv) providing that the initial term of the agreement would be three rather than two years. At a meeting on March 10, 2009, the Board of Directors, upon the recommendation of the Compensation Committee and the Corporate Governance Committee, approved the forms of the tier two and tier three agreements.
Change-in-Control and Severance Agreements
          The Company entered into an employment agreement with Mr. Ferrara in April 2008, which was approved by the Compensation Committee, and which provides for the payment of certain sums upon the occurrence of certain events in connection with a change in control. Mr. Ferrara’s employment agreement also provides for severance payments in the event of Mr. Ferrara’s termination of employment, which payments vary in connection with the circumstances of termination. Mr. Ferrara’s employment agreement replaced the severance agreement previously entered into between the Company and Mr. Ferrara in connection with the recruitment of Mr. Ferrara as an executive officer in August 2007. Mr. Ferrara’s employment agreement comprises the first tier in the Company’s three-tiered approach to change in control and severance agreements described above. The terms of Mr. Ferrara’s employment agreement are described in detail under the heading “Employment Agreement, Separation of Employment and Change-in-Control Agreements.”
          In March 2009, the Company entered into agreements with Mr. Bogatay and Ms. Antol, which also provide for payment upon the occurrence of certain events in connection with a change in control, as well as for termination of employment under other qualifying circumstances. The agreement between the Company and Mr. Bogatay replaced a severance letter agreement, which the Company had entered into with Mr. Bogatay in connection with recruiting him to the position of Chief Financial Officer in October 2008. The agreement between the Company and Ms. Antol replaced the change in control agreement between the Company and Ms. Antol which was executed in January 2008, and which was a replacement for the change in control agreement that had been in place between the Company and Ms. Antol since February 2000. Mr. Bogatay’s and Ms. Antol’s agreements comprise the second tier of the Company’s three-tiered approach to change in control and severance agreements. Information regarding possible payouts and other terms of these agreements are described in detail under the heading “Employment Agreement, Separation of Employment and Change-in-Control Agreements.”
          In March 2009, Mr. Cushny entered into an agreement relating to payments to be made to him in the event of his involuntary termination of employment without cause (but not including the executive’s termination of employment for good reason). Mr. Cushny’s March 2009 agreement replaced the change in control agreement executed between Mr. Cushny and the Company in January 2008. Mr. Bair and the Company remain party to a change in control agreement entered into in July 2005 and which expires in July 2009. At the time of their separation from employment with the Company, Mr. Knoch and Mr. Rosgone were also parties to change in control agreements with the Company. Information regarding possible payouts and other terms of these agreements are described in detail under the heading “Employment Agreement, Separation of Employment and Change-in-Control Agreements.”
Severance Policy and Separation Agreements
          During 2007, at management’s recommendation and with the approval of the Compensation Committee, management engaged Towers Perrin to provide guidance on current market practices with respect to executive severance. The third-party consultant provided a general summary of its 2006 study and published surveys of other organizations with general guidance of how companies handle severance, including calculation of amount, outplacement fees, continuation of health benefits, treatment of vesting provisions for stock options and restricted shares, treatment of executive officers versus other employees, and release of liability and other covenants required by employees in connection with payment. Management and the Compensation Committee considered this third-party consultant report when approving the Company’s formal severance policy, described in more detail below, and more recently when entering into separation and release agreements with two of its named executive officers. The report confirmed that an executive officer receiving two weeks base salary for each year of service is consistent with market data reviewed by the third-party consultant.
          On January 28, 2008, the Board of Directors of the Company approved, at management’s and the Compensation Committee’s recommendation, a severance policy in which all regular full-time active salaried exempt and salaried non-exempt employees of the Company are eligible for severance payments in the event of a qualifying loss of employment. A formal severance policy was adopted in an attempt to formalize the Company’s practices over a period of time, and provide for certain modification to those practices. The terms of the severance policy are the same for all eligible employees except that the Executive Group, as defined in the policy (including the named executive officers), are eligible to receive two weeks’ regular base pay for each full year of service (with a minimum of four and maximum of fifty-two weeks) while other employees are eligible for one week’s regular base pay per year of service. Any payment pursuant to the severance policy would be reduced by any other severance benefits the recipient would receive under any other agreement with the Company. Eligibility to receive severance is also contingent on the recipient executing a general release of liability with the Company and may be further conditioned on execution of a non-compete or confidentiality agreement with the individual.
          The Company entered into separation and mutual release agreements with Mr. Knoch, our former chief financial officer, and Mr. Rosgone, a named executive officer no longer employed by the Company. The terms of the agreements with Messrs. Knoch and Rosgone are consistent with the formal severance policy approved on January 28, 2008, and include non-compete and confidentiality provisions. In addition, Mr. Rosgone’s agreement provided for additional compensation as consideration for Mr. Rosgone’s agreement to provide transitional consulting services to the Company. The terms of each of these agreements are described in detail under the heading “Employment Agreement, Separation of Employment and Change-in-Control Agreements.”
Perquisites and Other Benefits
          The only perquisite that the Company provides to its named executive officers is a long-term disability policy and related tax-gross up payment. The Compensation Committee approved this benefit at its January 2007 meeting after considering several low-cost forms of compensation suggested by our third-party consultant that would provide named executive officers with a benefit without incurring significant costs. The Compensation Committee believes that this benefit is desirable in order to assist in attracting and retaining high-quality executive officers. Mr. Ferrara is entitled to receive this benefit pursuant to the terms of his employment agreement. Mr. Bogatay, who became employed by the Company in October 2008, began to receive this benefit in January 2009.
          During 2008, in consideration of his role within our sales organization, Mr. Cushny was eligible to receive quarterly sales commission compensation based on the Company’s overall sales as compared with the sales plan submitted for 2008. The sales commission is a percentage of sales, based upon achievement of established benchmarks.
          During 2008, the named executive officers did not receive any other perquisites or other benefits that are not generally available to all employees. Tollgrade does not maintain a deferred compensation or pension plan for its named executive officers other than the 401(k) plan offered to all employees and does not provide any contributions to the 401(k) on behalf of any named executive officers.

Summary Compensation Table
          The table below sets forth certain information regarding compensation of our chief executive officer, each person who served as our chief financial officer during 2008, and each other named executive officer.

					Stock	Option	All Other
Name/Principal		Salary		Bonus	Awards	Awards	Compensation		Total
Position (1)	Year	($)		($)(2)	($)(3)	($)(4)	($)		($)

Joseph A. Ferrara,	2008	$350,000		—	$10,968	$179,659	$2,633	(5)	$543,260
Chief Executive	2007	$116,154	(6)	—	$13,607	$8,835	$712	(5)	$139,308
Officer and President

Gary W. Bogatay,	2008	$38,869	(7)	—	—	$4,980	—		$43,849
Jr. Chief Financial Officer and Treasurer

Samuel C. Knoch,	2008	$179,484		—	$8,485	$11,654	$121,784	(5)(9)	$321,407
Former Chief Financial	2007	$212,781		—	$36,210	$19,306	$2,589	(5)	$270,886
Officer and Treasurer (8)	2006	$205,995		$6,902	—	$24,904	—		$237,801

Grant Cushny,	2008	$188,448		—	$1,849	$16,278	$20,367	(5)(10)	$226,942
Executive Director, Professional Services	2007	$74,654	(13)	—	—	—	$24,916	(5)(14)	$98,769
and Program Management

Sara M. Antol,	2008	$182,804		—	$7,422	$16,278	$988	(5)	$207,492
General Counsel and Secretary	2007	$176,652		—	$25,865	$14,031	$732	(5)	$217,280
	2006	$171,018		$4,071	—	$18,097	—		$193,186

Richard A. Bair,	2008	$182,752		—	$5,939	$9,045	$1,026	(5)	$198,762
Executive Director of	2007	$182,640		—	$20,687	$14,301	$849	(5)	$218,477
Telecommunications Engineering	2006	$176,815		$3,435	—	$18,097	—		$198,347

Matthew J. Rosgone,	2008	$142,211		—	$6,063	$11,654	$149,374	(5)(12)	$309,302
Former VP, Operations (11)	2007	$167,001		—	$25,865	$14,031	$582	(5)	$207,479
	2006	$158,152		$3,812	—	$18,097	—		$180,061

(1)	The material terms of Mr. Ferrara’s employment agreement, Mr. Knoch’s separation and mutual release agreement, and Mr. Rosgone’s separation and mutual release agreement are discussed under the heading “Employment Agreement, Separation of Employment and Change-in-Control Agreements.”

(2)	No bonus payments were payable pursuant to the MICP for our performance in 2006, 2007 or 2008. A discretionary bonus payment pursuant to the MICP was paid to Ms. Antol and to Messrs. Knoch, Bair and Rosgone during 2006 for the 2005 award year.

(3)	Mr. Cushny received a grant of restricted shares during 2008, the details of which are described in the “Grant of Plan-Based Awards” table. Each of the other named executive officers, other than Mr. Bogatay, received a grant of restricted shares during 2007. The amounts in this column reflect the dollar amounts recognized for financial statement reporting purposes for the years ended December 31, 2008 and 2007, respectively, in accordance with FAS 123(R) with respect to restricted share awards. In connection with their separation from employment on October 17, 2008, Messrs. Knoch and Rosgone forfeited 6,338 and 4,528 restricted shares, respectively.

(4)	Each named executive officer received a grant of stock options during 2008, the details of which are described in the “Grant of Plan-Based Awards” table. Mr. Ferrara was the only named executive officer to receive a grant of options during 2007, the details of which are described in the “Grant of Plan-Based Awards” table. The amounts in this column reflect the dollar amounts recognized for financial statement reporting purposes for the years ended December 31, 2008, 2007, and 2006, respectively, in accordance with FAS 123(R) with respect to stock option awards. Assumptions used in the calculation of these amounts are included in Note 2 to the Company’s audited financial statements for the year ended December 31, 2008, included in our Annual Report on Form 10-K filed with the SEC on March 13, 2009, in Note 2 to Tollgrade’s audited financial statements for the year ended December 31, 2007, included in our Annual Report on Form 10-K filed with the SEC on March 17, 2008, and in Note 2 to Tollgrade’s audited financial statements for the year ended December 31, 2006, included in our Annual Report on Form 10-K filed with the SEC on March 6, 2007.

(5)	During 2008, payments for additional long-term disability premium and related gross-up payments amounted to: $1,599 and $1,033 for Mr. Ferrara; $1,615 and $1,144 for Mr. Knoch; $2,057 and $1,149 for Mr. Cushny; $659 and $329 for Ms. Antol; $653 and $373 for Mr. Bair; and $373 and $220 for Mr. Rosgone. During 2007, payments for additional long-term disability premium and related gross-up payments amounted to: $400 and $311 for Mr. Ferrara; $1,615 and $974 for Mr. Knoch; $514 and $287 for Mr. Cushny; $494 and $238 for Ms. Antol; $545 and $304 for Mr. Bair; and $373 and $209 for Mr. Rosgone.

(6)	Joseph A. Ferrara was appointed President and Chief Executive Officer of Tollgrade on November 16, 2007. Mr. Ferrara joined Tollgrade as Senior Vice President of Marketing and Sales on August 1, 2007. Mr. Ferrara’s annual base salary as Chief Executive Officer and President is $350,000.

(7)	Gary W. Bogatay, Jr. was appointed Chief Financial Officer and Treasurer of Tollgrade on October 18, 2008. Mr. Bogatay’s annual base salary is $215,000.

(8)	Mr. Knoch became separated from employment with the Company effective as of October 17, 2008.

(9)	Mr. Knoch received a severance payment of $119,026 in connection with the separation of his employment, which consisted of twenty-six weeks of his base salary, unpaid and accrued vacation time, outplacement fees and benefits pursuant to the terms of a separation and mutual release agreement. The break-down of the payment and material terms of the agreement are described in detail under the heading “Employment Agreement, Separation of Employment and Change-in-Control Agreements.”

(10)	This amount includes a commission payment of $17,161 to Mr. Cushny pursuant to his commission plan for 2008, which is described under the section heading, “Perquisites and Other Benefits.”

(11)	Mr. Rosgone was separated from employment with the Company effective as of October 17, 2008.

(12)	Mr. Rosgone received a severance payment of $148,781 in connection with his separation from employment with the Company, which consisted of forty-two weeks of his base salary, unpaid and accrued vacation time, outplacement fees and benefits pursuant to the terms of a separation and mutual release agreement. The break-down of the payment and material terms of the agreement are described in detail under the heading “Employment Agreement, Separation of Employment and Change-in-Control Agreements.”

(13)	Mr. Cushny became a Tollgrade employee in August 2007.

(14)	Mr. Cushny received $24,115 in moving expenses and a related gross-up payment of $15,295 in 2007 in connection with his relocation to the Company’s Cheswick, Pennsylvania offices.
Grant of Plan-Based Awards
          The table below sets forth certain information concerning plan-based awards granted during the year ended December 31, 2008 to each of the named executive officers.

										All
										Other		All Other	Exercise
		Estimated Future Payouts				Estimated Future				Stock		Option	or Base	Grant
		Under Non-Equity				Payouts Under Equity				Awards:		Awards of	Price of	Date Fair
		Incentive Plan Awards				Incentive Plan Awards				No. of		Securities	Option	Value of
		Thres-			Maxi-	Thres-			Maxi-	Shares		Underlying	Awards	Stock and
	Grant	hold	Target		mum	hold	Target		mum	of Stock		Options	($/	Option
Name	Date	($)	($)(1)		($)	(#)	(#)		(#)	or Units		(#)(2)	Share)	Awards(3)
Joseph A. Ferrara	—		$47,250

Gary W. Bogatay, Jr.	—		0	(4)
	10/20/08											50,000	$3.27	$75,735

Samuel C. Knoch	—		$18,052	(5)
	1/28/08											18,000	$6.57	$52,879

Grant Cushny	—		$14,134
	1/28/08											18,000	$6.57	$52,879
	5/13/08						3,704	(6)		1,856	(7)			$26,132

Sara M. Antol	—		$13,721
	1/28/08											18,000	$6.57	$52,879

Richard A. Bair	—		$10,965
	1/28/08											10,000	$6.57	$29,377

Matthew J. Rosgone	—		$10,219	(5)
	1/28/08											18,000	$6.57	$52,879

(1)	Represents the amount payable under the MICP had the Company attained its targeted net operating income during the 2008 award year. No awards were paid under the MICP for the 2008 award year. The MICP provided for the payout of one amount for the 2008 award year if the corporate target and the participant’s individual target were attained. The MICP did not provide for payout of greater or lesser amounts during the 2008 award year.

(2)	Options were granted pursuant to the 2006 LTIP with an exercise price equal to the fair market value of our common stock on the date of grant. The options granted to Mr. Bogatay on October 20, 2008 are exercisable in equal installments on October 20, 2009, October 20, 2010, and October 20, 2011, and remain outstanding for a period of ten years. The options granted to Ms. Antol and Messrs. Cushny and Bair on January 28, 2008 are exercisable in equal installments on January 28, 2009, January 28, 2010, and January 28, 2011, and remain outstanding for a period of ten years. The options granted to Messrs. Knoch and Rosgone on January 28, 2008 were also made exercisable in equal installments on January 28, 2009, January 28, 2010, and January 28, 2011, and were to remain outstanding for a period of ten years; however, because these options were not yet exercisable on the date Messrs. Knoch and Rosgone were separated from employment, in accordance with the terms of the 2006 LTIP, the options automatically terminated.

(3)	Based on SEC rules, the grant date fair value of each award is computed in accordance with FAS 123(R).

(4)	Under the terms of the MICP, an employee hired during an award year may become eligible to participate in the MICP for that award year on a pro-rata basis if the employee becomes a participant effective not later than (6) months after the beginning of the award year. Mr. Bogatay began employment with the Company on October 18, 2008 and, as such, was not eligible to participate in the MICP for the 2008 award year.

(5)	A participant is not eligible for an award under the MICP if the participant is voluntarily or involuntarily terminated prior to the time of payment of any payout under the MICP. Therefore, as of December 31, 2008, Mr. Knoch and Mr. Rosgone were not eligible to receive an award under the MICP even if the corporate and individual targets had been achieved.

(6)	Shares were subject to performance-based restrictions. Represents two-thirds of an award, the remainder of which is subject to time-based restrictions. The performance-based restricted shares were eligible to vest on December 31, 2008 had Tollgrade met or exceeded the defined cumulative performance measure based on Tollgrade’s performance over a two year period ending December 31, 2008. One-half of the number of performance-based restricted shares was eligible vest on the first anniversary of the grant date had Tollgrade met or exceeded an accelerated performance measure. As neither of the defined performance measures was met, the performance-based shares were forfeited on January 1, 2009.

(7)	Shares are subject to time-based restrictions and vest three years from the date of grant. Represents one-third of an award of restricted shares, the other two-thirds of which were subject to performance-based restrictions, as described in Note (6).
Outstanding Equity Awards at Fiscal Year-End 2008
          The following table sets forth certain information concerning outstanding equity awards for our named executive officers as of December 31, 2008.

	Option Awards							Share Awards
													Equity
					Equity								Incentive
					Incentive						Equity		Plan
					Plan						Incentive		Awards:
					Awards:						Plan		Market
	No. of		No. of		No. of						Awards:		or Payout
	Securities		Securities		Securities					Market	No. of		Value of
	Underlying		Underlying		Underlying	Option		No. of		value of	Unearned		Unearned
	Unexercised		Unexercised		Unexercised	Exercise	Option	Unvested		Unvested	Unvested		Unvested
	Options (#)		Options (#)		Unearned	Price	Expiration	Shares		Shares	Shares		Shares
Name	Exercisable		Unexercisable		Options (#)	($)	Date (1)	(#)		($)(2)	(#)		($)(2)
Joseph A. Ferrara
								3,334	(3)	$15,937
											6,666	(4)	$31,863
	50,000	(5)	100,000	(5)		$7.78	12/13/2017

Gary W. Bogatay, Jr.
			50,000	(6)		$3.27	10/20/2018

Samuel C. Knoch
								1,440	(7)	$6,883
	3,000					$55.90	12/14/2010
	2,000					$28.40	10/11/2011
	10,000					$32.90	12/19/2011
	1,500					$9.49	10/24/2012
	3,500					$13.63	12/16/2012
	13,760					$8.49	10/10/2015

Grant Cushny
								1,856	(7)	$8,872
											3,704	(4)	$17,705
			18,000	(8)		$6.57	1/28/2018

Sara M. Antol
								1,852	(7)	$8,853
											3,704	(4)	$17,705
	3,000					$55.90	12/14/2010
	2,000					$28.40	10/11/2011
	5,000					$32.90	12/19/2011
	1,500					$9.49	10/24/2012
	3,500					$13.63	12/16/2012
	10,000					$8.49	10/10/2015
			18,000	(8)		$6.57	1/28/2018

	Option Awards						Share Awards
												Equity
				Equity								Incentive
				Incentive						Equity		Plan
				Plan						Incentive		Awards:
				Awards:						Plan		Market
	No. of	No. of		No. of						Awards:		or Payout
	Securities	Securities		Securities					Market	No. of		Value of
	Underlying	Underlying		Underlying	Option		No. of		value of	Unearned		Unearned
	Unexercised	Unexercised		Unexercised	Exercise	Option	Unvested		Unvested	Unvested		Unvested
	Options (#)	Options (#)		Unearned	Price	Expiration	Shares		Shares	Shares		Shares
Name	Exercisable	Unexercisable		Options (#)	($)	Date (1)	(#)		($)(2)	(#)		($)(2)
Richard A. Bair
							1,482	(7)	$7,084
										2,962	(4)	$14,158
	2,500				$159.19	7/13/2010
	10,000				$117.34	8/16/2010
	3,000				$55.90	12/14/2010
	2,000				$28.40	10/11/2011
	5,000				$32.90	12/19/2011
	6,666				$8.49	10/10/2015
		10,000	(8)		$6.57	1/28/2018

Matthew J. Rosgone
							1,028	(7)	$4,914
	3,000				$55.90	12/14/2010
	5,000				$20.53	8/20/2011
	5,000				$32.90	12/19/2011
	5,000				$15.84	7/18/2012
	1,500				$9.49	10/24/2012
	3,500				$13.63	12/16/2012
	10,000				$8.49	10/10/2015

(1)	The option expiration date listed is based upon the terms in the initial award; however, options that are exercisable at the time of termination of employment must be exercised within one year from the date of termination. In the case of Messrs. Knoch and Rosgone, options that were exercisable on October 17, 2008, in each case the date of his separation from employment, will expire October 17, 2009. Options that are not exercisable on the date of separation from employment are automatically terminated.

(2)	Based on SEC rules, the market valuation is based on $4.78 per share, which was the closing price of Tollgrade’s common stock on December 31, 2008.

(3)	The restricted shares vest on October 18, 2010; however, if Mr. Ferrara is involuntarily terminated by Tollgrade without cause prior to that date, he will receive a pro-rated portion based on the number of months of service completed divided by thirty-six (36) multiplied by the number of restricted shares (3,334).

(4)	The restricted shares would have vested on December 31, 2008 had the Company met a defined performance target for the two year period ended December 31, 2008. If on December 31, 2007 an accelerated performance target had been met, one-half of the restricted shares would have been eligible to vest on the first anniversary of the date of grant. As neither target was met, vesting did not occur and the shares were forfeited on January 1, 2009.

(5)	Options to purchase a total of 150,000 shares of the Company’s common stock were granted with an exercise price equal to the fair market value of our common stock on the date of grant, are exercisable in equal installments on December 13, 2008, December 13, 2009 and December 13, 2010, and remain outstanding for a period of ten years from the date of grant.

(6)	Options to purchase 50,000 shares of the Company’s common stock were granted with an exercise price equal to the fair market value of our common stock on the date of grant. The options are exercisable in equal installments on October 20, 2009, October 20, 2010, and October 20, 2011, and remain outstanding for a period of ten years from the date of grant.

(7)	The terms of the award provide that the restricted shares will vest on February 15, 2010; however, if the recipient is involuntarily terminated by Tollgrade without cause prior to that date, the recipient will receive a pro-rated portion based on the number of months of service completed from the time of grant divided by thirty-six (36) multiplied by the number of restricted shares subject to this time-based condition. Messrs. Knoch and Rosgone were separated from employment with the Company on October 17, 2008; therefore, in each case the award reflects the pro-rated number of restricted shares he is eligible to receive on February 15, 2010 based on the completion of twenty months of service from the date of grant.

(8)	Options were granted on January 28, 2008, vest in equal installments on January 28, 2009, January 28, 2010 and January 28, 2011, and remain outstanding for a period of ten years from the date of grant.
          Under our standard vesting schedule in effect prior to December 2007, an award would vest in three equal installments on the date of grant, and on the first and second anniversaries of the date of grant. Commencing with the grant of 150,000 options to Mr. Ferrara in December 2007, our standard vesting schedule was modified to provide for vesting in three equal installments on the first, second and third anniversaries of the date of grant. Except as noted by footnote with respect to a particular award, all awards included in the above table have fully vested.
Option Exercises and Stock Vested
There were no exercises of stock options or vesting of stock awards during the year ended December 31, 2008 for any of the named executive officers.
EMPLOYMENT AGREEMENTS, SEPARATION OF EMPLOYMENT AND CHANGE-IN-CONTROL AGREEMENTS
Employment Agreement with Joseph A. Ferrara
     Effective April 10, 2008, the Company entered into an employment agreement with Mr. Ferrara (the “Ferrara Agreement”) relating to his continuing employment with the Company. The Ferrara Agreement has an initial term through January 31, 2011. The term will be automatically extended for successive additional terms of three years, unless terminated by either the Company or Mr. Ferrara.
     The Ferrara Agreement provides for an annual base salary of $350,000, with such increases or decreases from time to time as the Compensation Committee of the Company’s Board of Directors may determine, subject to mandatory annual increases based on the average percentage increase in base salary, if any, of the Company’s Executive Council (as defined in the Ferrara Agreement) for the prior two full calendar years. Mr. Ferrara is also entitled to receive annual bonuses based upon achievement of performance objectives established by the Compensation Committee pursuant to the Company’s Management Incentive Compensation Plan at the level specified for the Company’s chief executive officer. Mr. Ferrara is also eligible to receive long-term disability coverage of $10,000 per month during the term of the disability.
     While serving as chief executive officer during the term of the Agreement, the Company has agreed to nominate Mr. Ferrara on its slate of Board of Director candidates and to recommend to the Company’s shareholders that Mr. Ferrara be elected to the Board.
     The Agreement provides for certain severance payments upon termination of Mr. Ferrara’s employment. Such payments vary depending upon the circumstances of termination.
     If Mr. Ferrara’s employment is terminated because of his death, “disability” or “retirement” (each as defined in the Agreement), Mr. Ferrara (or in the event of his death, Mr. Ferrara’s spouse or estate if his spouse does not survive him) is entitled to receive a pro rata portion, based upon the number of months of Mr. Ferrara’s employment during the year of termination, of any annual bonus program or agreement in effect for the year of termination based upon the then-projected achievement of performance objectives for the year.
     If, within six months prior to a “change-in-control” (as defined in the Ferrara Agreement) or three years after a change-in-control, Mr. Ferrara’s employment is terminated by the Company without “cause for termination” (as defined in the Ferrara Agreement) or is terminated by Mr. Ferrara with “good reason for termination” (as defined in the Ferrara Agreement), Mr. Ferrara is entitled to receive a severance payment of three times the sum of:
(i)	the greater of (a) his annual base salary on the date of termination (provided that in the case of good reason for termination, the date immediately preceding the date of the event that gave rise to the good reason for termination shall be used instead of the date of termination) or (b) his annual base salary in effect when the change-in-control occurred, plus

(ii)	the greater of (a) his average annual cash award for the two calendar years prior to the date of termination (provided that in the case of good reason for termination, the date immediately preceding the date of the event that gave rise to the good reason for termination shall be used instead of the date of termination) or (b) his average annual cash award for the two calendar years prior to the date of the change-in-control.
          In addition, Mr. Ferrara shall be entitled to receive payment of reasonable executive placement agency fees for a period not to exceed two years and the continuation of certain medical, pension and other benefits for a three-year period. Finally, outstanding stock appreciation rights and stock options that did not immediately become exercisable upon the occurrence of the change-in-control shall automatically become vested and shall be exercisable thereafter until the stated expiration date of the stock appreciation right or stock option.
          In the Ferrara Agreement, a change in control would occur if the incumbent members of the Board (together with any individual who becomes a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then in office, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the board) cease to constitute at least a majority of the Board of Directors. Since the Ramius Group is only seeking three out of seven seats on the Board of Directors, even if all the nominees proposed by the Ramius Group were elected at the 2009 Annual Meeting, a change in control would not be deemed to occur for purposes of the Ferrara Agreement.
          In the event of a change in control, if we assume these payments were triggered as of December 31, 2008, the following table provides an estimate of the amount payable to Mr. Ferrara:

Base Salary ($350,000) x 3	$1,050,000

Average Bonus Payment for 2007 ($0) and 2008 ($0) x 3	—

Estimated Annual Benefits ($12,000) x 3	$36,000

Estimated Annual Outplacement Fees (15% of base salary)	$52,500

Acceleration of Options Based on Closing Stock Price on December 31, 2008 and Number of Options Outstanding as of Fiscal Year End 2008	—

Total:	$1,138,500

          If Mr. Ferrara’s employment is terminated by the Company without cause for termination or is terminated by Mr. Ferrara with good reason for termination and the change-in-control scenario above is not applicable, Mr. Ferrara will be entitled to receive two times the sum of:
(i)	his annual base salary in effect on the date of termination, plus

(ii)	his average annual cash award for the two calendar years prior to the date of termination.
          In addition, Mr. Ferrara shall be entitled to receive payment of reasonable executive placement agency fees for a period not to exceed two years and the continuation of certain medical, pension and other benefits for a two-year period.
          If we assume these payments were triggered as of December 31, 2008, the following table provides an estimate of the amount payable to Mr. Ferrara:

Base Salary ($350,000) x 2	$700,000

Average Bonus Payment for 2007 ($0) and 2008 ($0) x 2	—

Estimated Annual Benefits ($12,000) x 2	$24,000

Estimated Annual Outplacement Fees (15% of base salary)	$52,500

Total:	$776,500

          For purposes of the severance payments described above, the Company’s notice of non-renewal of the Ferrara Agreement shall be considered termination of Mr. Ferrara’s employment by the Company without cause for termination. A thirty day cure period applies under the Ferrara Agreement if the Company terminates Mr. Ferrara with cause for termination or if Mr. Ferrara terminates his employment with good reason for termination.
     The receipt of any severance payments under the Ferrara Agreement are subject to Mr. Ferrara signing and not revoking for a period of seven days a separation and mutual release of claims agreement. Pursuant to the Ferrara Agreement, Mr. Ferrara agrees to resign from all positions that he holds with the Company or its subsidiaries, including, without limitation, as a member of the Board of Directors, immediately following the termination of his employment for any reason, if the Board of Directors so requests.
     If any payment or payments due to Mr. Ferrara result in an excise tax being imposed on Mr. Ferrara pursuant to Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), the Company is obligated to make certain “gross-up payments” (as defined in the Agreement) to Mr. Ferrara. The Ferrara Agreement is to be construed and interpreted, to the extent possible, in a manner that avoids the imposition on Mr. Ferrara of the 20% penalty under Section 409A of the Code, and the Company and Mr. Ferrara agree to cooperate diligently to amend the terms of the Ferrara Agreement to the extent permissible under Section 409A of the Code for Mr. Ferrara to avoid the penalty. If on the date of Mr. Ferrara’s separation from service, within the meaning of 409A, Mr. Ferrara is a “specified employee” as defined in Section 409A of the Code, payments to Mr. Ferrara will be delayed until the earlier of (i) the six-month anniversary of Mr. Ferrara’s separation from service or (ii) the date of his death. Payment will only be delayed in this manner if legal counsel mutually agreed to by the parties opines that payment may not be made under Section 409A of the Code prior to the end of the six-month period without violating the six-month delay requirement. In the event the parties are unable to agree on legal counsel to render an opinion, the Company is entitled to withhold any tax withholding and make any reporting it determines is required by law.
     This Ferrara Agreement is intended to represent Mr. Ferrara’s sole entitlement to severance payments and benefits in connection with termination of his employment. It specifically replaces the severance and change-in-control agreements previously entered into between the Company and Mr. Ferrara during August 2007.

Agreements with Sara M. Antol and Gary W. Bogatay, Jr.
          Effective March 17, 2009, Sara M. Antol and Gary M. Bogatay, Jr. entered into agreements with the Company relating to payments to be made to them in the event of their involuntary termination of employment without cause (including the executive’s termination of employment for good reason) in connection with a change in control or otherwise (herein, the “Tier Two Agreements”). The Tier Two Agreements have an initial term of three years, and are automatically extended for successive two year periods unless terminated by either party upon not less than 60 days’ written notice prior to the end of the then current term.
          If the executive’s employment is terminated by the Company without “cause for termination” (as defined in the Tier Two Agreements), including the executive’s termination of employment for “good reason for termination” (as defined in the Tier Two Agreements), and such termination does not occur in connection with a “change in control” (as defined in the Tier Two Agreement), the executive is entitled to receive a lump sum cash payment in an amount equal to the executive’s annual base salary. In addition, the executive is entitled to receive payment of executive placement agency fees of up to $6,000 and to the continuation of certain health and welfare benefits for a period of twelve months.
          If the agreements had been in effect and we assume these payments were triggered as of December 31, 2008, the following table provides an estimate of the amounts that would have been payable to Ms. Antol and Mr. Bogatay:

	Antol	Bogatay
Annual Base Salary as of 12/31/08	$182,947	$215,020

Average Bonus Payment for 2007 ($0) and 2008 ($0) x 2	—	—

Estimated Annual Benefits ($12,000) for one year	$12,000	$12,000

Outplacement Fees	$6,000	$6,000

Total:	$200,947	$233,020

          If the executive’s employment is terminated either six months before or within two years after a change in control or is terminated by the executive for good reason for termination within such period, the executive is entitled to receive a lump sum cash payment equal to an amount that is two times the sum of (a) the greater of (i) the executive’s annual base salary for the year then in effect (or in effect on the date immediately preceding the date of the event which gave rise to the good reason for termination) or (ii) the executive’s annual base salary for the year in effect on the date of the change in control, and (b) the greater of (i) the average annual cash award received by the executive as incentive compensation or bonus for the two calendar years immediately preceding the termination date (or the date immediately preceding the date of the event which gave rise to the good reason for termination) or (ii) the average annual cash award received by the executive as incentive compensation or bonus for the two calendar years immediately preceding the date of the change in control. In addition to the foregoing, the executive is entitled to receive payment of executive placement agency fees of up to $6,000 and to the continuation of certain health and welfare benefits for a period of 24 months.
          In the Tier Two Agreements, a change in control would occur if the incumbent members of the Board (together with any individual who becomes a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then in office, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the board) cease to constitute at least a majority of the Board of Directors. Since the Ramius Group is only seeking three out of seven seats on the Board of Directors, even if all the nominees proposed by the Ramius Group were elected at the 2009 Annual Meeting, a change in control would not be deemed to occur for purposes of the Tier Two Agreements.
          If the agreements had been in effect and we assume these payments were triggered as of December 31, 2008, the following table provides an estimate of the amounts that would have been payable to Ms. Antol and Mr. Bogatay:

	Antol	Bogatay
Annual Base Salary as of 12/31/08 x 2	$365,894	$430,040

Average Bonus Payment for 2007 ($0) and 2008 ($0) x 2	—	—

Estimated Annual Benefits ($12,000) x 2	$24,000	$24,000

Outplacement Fees	$6,000	$6,000

Acceleration of Options Based on Closing Stock Price on December 31, 2008 and Number of Options Outstanding as of Fiscal Year End 2008	—	—

Total:	$395,894	$460,040

          Receipt of the payments and benefits described above is subject to the executive signing a separation and mutual release of claims agreement. The Tier Two Agreements further include confidentiality provisions and covenants against competition. The Tier Two Agreements represent the executive’s sole entitlement to severance payments and benefits in connection with termination of employment.
          The Tier Two Agreements replace the change in control and severance agreements previously entered into between the Company and Ms. Antol and Mr. Bogatay.

Severance Agreement with Grant Cushny
          Effective March 17, 2009, Grant Cushny entered into an agreement with the Company relating to payments to be made to him in the event of his involuntary termination of employment without cause (which does not include termination of employment for good reason) (herein, the “Severance Agreement”). The Severance Agreement has an initial term of three years, and will be automatically extended for successive two year periods unless terminated by either party upon not less than 60 days written notice prior to the end of the then-current term.
          Under the Severance Agreement, if Mr. Cushny’s employment were terminated by the Company without cause (as defined in the Severance Agreements), he would be entitled to receive a lump sum cash payment in an amount equal to his annual base salary. He would also be entitled to receive payment of executive placement agency fees of up to $6,000 and to the continuation of certain health and welfare benefits for a period of 12 months.
          If the agreement had been in effect and we assume this payment was triggered as of December 31, 2008, the following table provides an estimate of the amount that would have been payable to Mr. Cushny:

Annual Base Salary as of 12/31/08	$188,448

Average Bonus Payment for 2007 ($0) and 2008 ($0) x 2	—

Estimated Annual Benefits ($12,000) for one year	$12,000

Outplacement Fees	$6,000

Total:	$206,448

          Receipt of these payments and benefits is subject to the executive signing a separation and mutual release of claims agreement. The Severance Agreement further includes confidentiality provisions and covenants against competition. The Severance Agreement represents the executive’s sole entitlement to severance payments and benefits in connection with termination of employment. The Severance Agreement specifically replaces the change-in-control agreement previously entered into between the Company and Mr. Cushny.
Change in Control Agreements with Richard A. Bair, Samuel C. Knoch and Matthew J. Rosgone
          The Company is party to agreements with Messrs. Bair, Knoch and Rosgone, which provide for certain severance payments in connection with the termination of the executive’s employment as a result of a change-in-control (as defined in the agreement). Mr. Bair’s agreement will expire in July 2009, and Mr. Rosgone’s and Mr. Knoch’s agreements will expire in January 2010. Following the separation from employment of Messrs. Knoch and Rosgone on October 17, 2008, each of them remained eligible to receive payments under their respective agreements in the event a change in control were to have occurred before April 17, 2009.
          These agreements provide that, if the executive’s employment is terminated by the Company other than for cause (as defined in the agreement) within six months before a change-in-control or three years after a change-in-control, the executive is entitled to a severance payment from Tollgrade of a maximum of two times the sum of:
(i)	his annual base salary at the time of the change-in-control, plus

(ii)	the average annual cash award that he received as incentive compensation or bonus for the two calendar years preceding the time of termination or change-in-control.

          Under the terms of each agreement, the executive would also be entitled to receive reasonable executive agency outplacement fees for a period of no more than two years and the continuation of medical and medical benefits for two years.
          Each agreement contains a non-competition provision that would prevent the executive from directly or indirectly engaging or participating in or otherwise being connected with a competing business for a period of up to two years plus the amount of time the individual violates this non-compete restriction.
          Assuming these payments were triggered as of December 31, 2008, the following table provides an estimate of the amount that would have been payable to each named executive officer with a change-in-control agreement.

	Bair	Knoch(1)	Rosgone(2)
Annual Base Salary as of December 31, 2008 (or as of the date of termination of employment, if earlier) multiplied by 2	$365,505	$434,339	$344,233

Average Bonus Payment for 2007 and 2008 multiplied by 2	—	—	—

Estimated Annual Benefits ($12,000) multiplied by 2	$24,000	$24,000	$24,000

Estimated Annual Executive Outplacement Fees (not to exceed 15% of base salary)	$27,413	$32,575	$25,817

Acceleration of Options Based on Closing Stock Price on December 31, 2008 and Number of Options Outstanding as of Fiscal Year End 2008	—	—	—

Total:	$416,918	$490,914	$394,050

(1)	Mr. Knoch was separated from employment with the Company on October 17, 2008.

(2)	Mr. Rosgone was separated from employment with the Company on October 17, 2008.

Separation and Mutual Release Agreements with Certain Named Executive Officers
     In connection with Mr. Knoch’s separation from employment with the Company on October 17, 2008, the Company entered into a separation and mutual release agreement dated November 21, 2008 (the “Knoch Agreement”). Pursuant to the Knoch Agreement, the Company agreed to pay Mr. Knoch approximately $108,500 (twenty-six weeks’ salary) plus any vacation and other cash entitlements that were accrued as of the date of separation, medical, dental and vision benefits for twenty six weeks after the date of execution of the Knoch Agreement and certain outplacement services not to exceed $6,000, in exchange for certain customary representations and covenants from Mr. Knoch and mutual releases of liability.
     In connection with Mr. Rosgone’s separation from employment with the Company, on October 17, 2008, the Company entered into a separation and mutual release agreement dated November 28, 2008 (the “Rosgone Agreement”). Pursuant to the Rosgone Agreement, the Company agreed to pay Mr. Rosgone approximately $139,000 (forty-two weeks’ salary) plus any vacation and other cash entitlements that were accrued as of the date of separation, medical, dental and vision benefits for forty-two weeks after the date of execution of the Agreement and certain outplacement services not to exceed $6,000, in exchange for certain customary representations and covenants from Mr. Rosgone and mutual releases of liability, as well as Mr. Rosgone’s agreement to provide transitional consulting services to the Company for a period of four weeks following separation from employment.
DIRECTOR COMPENSATION

						Change in
					Non-	Pension Value
		Fees			Equity	and
		Earned			Incentive	Nonqualified
		or Paid	Stock	Option	Plan	Deferred
Non-Employee		in Cash	Awards	Awards	Compen-	Compensation	Total
Director Name	Year	($)	($)	($)	sation ($)	Earnings	($)
James J. Barnes	2008	84,000	16,182	—		N/A	100,182
	2007	72,000	20,009	—	—	N/A	92,009
	2006	52,687	—	—	—	N/A	52,687

Daniel P. Barry	2008	124,500	—	29,377		N/A	153,877
	2007	111,500	40,017	—	—	N/A	151,517
	2006	85,211	—	—	—	N/A	85,211

David S. Egan	2008	83,500	—	14,689		N/A	98,189
	2007	63,000	20,009	—	—	N/A	83,009
	2006	47,382	—	—	—	N/A	47,382

Richard H. Heibel, M.D.	2008	84,500	—	14,689		N/A	99,189
	2007	72,500	20,009	—	—	N/A	92,509
	2006	51,048	—	—	—	N/A	51,048

Robert W. Kampmeinert	2008	64,000	—	14,689		N/A	78,689
	2007	52,000	20,009	—	—	N/A	72,009
	2006	39,132	—	—	—	N/A	39,132

Brian C. Mullins	2008	90,500	—	14,689		N/A	105,189
	2007	77,500	20,009	—	—	N/A	97,509
	2006	60,325	—	—	—	N/A	60,325

Non-Employee Director Fees
          Since September 21, 2006, non-employee directors receive an annual retainer of $30,000, a fee of $1,250 for attendance at each Board meeting and a fee of $1,000 for attendance at each committee meeting. In addition, a non-executive Chairman of the Board receives an additional annual retainer of $30,000, the Chairman of the Audit Committee receives an additional annual retainer of $12,500, the Chairman of the Compensation Committee receives an additional annual retainer of $10,000 and the Chairman of the Corporate Governance and Investment Committees each receive an additional annual retainer of $7,500.
          Prior to September 21, 2006, non-employee directors received an annual retainer of $16,000, a fee of $1,000 for attendance at each Board meeting and a fee of $750 for attendance at each committee meeting. In addition, a non-executive Chairman of the Board received an additional annual retainer of $24,000, the Chairman of the Audit Committee received an additional annual retainer of $10,000, the Chairman of the Compensation Committee received an additional annual retainer of $8,000 and the Chairman of the Corporate Governance and Investment Committees each received an additional annual retainer of $6,000.
Non-Employee Director Equity Grants
          In October 2005, the Board provided that each year the non-employee directors (other than the Chairman) would be entitled to receive a grant of non-qualified stock options in the amount of 5,000 shares of common stock and the Chairman would be entitled to receive a grant of non-qualified stock options in the amount of 10,000 shares of common stock. In December 2006, the Board of Directors suspended this practice of granting non-qualified stock options in contemplation of approving restricted shares in 2007.
          On February 8, 2007, the Compensation Committee approved a grant of 3,332 restricted shares to the Chairman of the Board of Directors and 1,666 restricted shares to the other non-employee directors. The amounts of the restricted share grants were intended to approximate the Black-Scholes value on the date of grant of previous non-qualified stock option grants to the Chairman and other non-employee directors. The restricted shares had a one-year vesting period and vested on February 8, 2008.
          On January 28, 2008, the Compensation Committee approved a grant of either non-qualified stock options in the amount historically granted (10,000 for Chairman or 5,000 for other non-employee directors), or, restricted shares in an amount that approximated the Black-Scholes value of the non-qualified stock option grant (4,926 for Chairman or 2,463 for other non-employee directors). The Compensation Committee determined that since both forms of equity had the same effect on stock compensation expense and had previously been granted to non-employee directors, it was appropriate for the recipient to have a choice between non-qualified stock options and restricted shares on the date of grant. All except one member of the Board of Directors elected to receive non-qualified stock options. The remaining non-employee director elected to receive restricted shares.

          On January 26, 2009, the Compensation Committee approved a grant of either non-qualified stock options in the amount historically granted (10,000 for the Chairman of the Board and 5,000 for other non-employee directors), or, restricted shares in an amount that approximated the Black-Scholes value of the non-qualified stock option grant (4,702 for the Chairman of the Board and 2,351 for other non-employee directors). The Compensation Committee again determined that since both forms of equity had the same effect on stock compensation expense and had previously been granted to non-employee directors, it was appropriate for the recipient to have a choice between non-qualified stock options and restricted shares on the date of grant. All except one member of the Board of Directors elected to receive non-qualified stock options. The remaining non-employee director elected to receive restricted shares.
          Effective May 12, 2009, Joseph A. Ferrara, the Company’s current President and Chief Executive Officer and a current member of the Board, assumed the additional role of Chairman of the Board succeeding Daniel P. Barry, who will remain on the Board. Mr. Ferrara will not receive any compensation for his service on the Board.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
          The following table sets forth certain information as to the beneficial ownership of our common stock as of March 31, 2009 by: (i) each director and director nominee; (ii) each of the named executive officers named in the Summary Compensation Table; (iii) each other person who is known by us to beneficially own 5% or more of our common stock; and (iv) all directors and executive officers as a group. The information in the table concerning beneficial ownership is based upon information furnished to Tollgrade by or on behalf of the persons named in the table.

Name and Address of Beneficial	Amount and Nature of Beneficial		Percentage of Common
Owner (1)	Ownership (2)		Stock Outstanding (3)
Sara M. Antol	33,252	(4)(5)	*
Richard A. Bair	33,982	(4)(5)	*
James J. Barnes	43,480	(4)(6)	*
Daniel P. Barry	74,832	(4)(6)	*
Gary W. Bogatay, Jr.	0		*
Grant Cushny	7,856	(4)(5)	*
David S. Egan	54,166	(4)(6)	*
Joseph A. Ferrara	53,334	(4)(5)	*
Richard H. Heibel	120,875	(4)(6)(7)	*
Robert W. Kampmeinert	65,666	(4)(6)(8)	*
Samuel C. Knoch	35,200	(4)(5)	*
Brian C. Mullins	33,216	(4)(6)(9)	*
Matthew J. Rosgone	34,028	(4)(5)	*
All directors and executive officers as a group (19 persons)	620,740	(4)(5)(6)(7)(8)(9)	4.90%

Other Principal Shareholders:

Ramius LLC	1,820,473	(10)	14.36%
599 Lexington Avenue, 20th Floor New York, NY 10022

Bradford Capital Partners	1,547,053	(11)	12.20%
133 Freeport Road Pittsburgh, PA 15215

Royce & Associates, LLC	1,149,742	(12)	9.07%
1414 Avenue of the Americas New York, NY 10019

Dimensional Fund Advisors LP	1,082,256	(13)	8.54%
1299 Ocean Avenue Santa Monica, CA 90401

Name and Address of Beneficial	Amount and Nature of Beneficial		Percentage of Common
Owner (1)	Ownership (2)		Stock Outstanding (3)
Renaissance Technologies LLC	901,700	(14)	7.11%
800 Third Avenue New York, NY 10022

Roumell Asset Management, LLC	656,267	(15)	5.18%
James C. Roumell 2 Wisconsin Circle, Suite 660 Chevy Chase, MD 20815

*	Less than 1%

(1)	If not provided above, the address of listed shareholders is c/o Tollgrade Communications, Inc., 493 Nixon Road, Cheswick, Pennsylvania 15024.

(2)	Under regulations of the SEC, a person who has or shares voting or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Unless otherwise indicated in the other footnotes below, each person has sole voting power and sole investment power as to all shares listed opposite his name. The inclusion of any shares of stock deemed to be beneficially owned does not constitute an admission of beneficial ownership of those shares.

(3)	In computing the percentage ownership of any person, the number of shares outstanding includes 12,680,208 shares of common stock outstanding as of March 31, 2009, plus any shares subject to outstanding stock options exercisable within 60 days after March 31, 2009, held by the applicable person or persons.

(4)	Includes options that were exercisable on or within 60 days of March 31, 2009, issued to the following persons and for the following amounts: Sara M. Antol, 31,000; Richard A. Bair, 32,500; James J. Barnes, 30,000; Daniel P. Barry, 65,000; Grant Cushny, 6,000; David S. Egan, 50,000; Joseph A. Ferrara, 50,000; Richard H. Heibel, 50,000; Robert W. Kampmeinert, 44,000; Samuel C. Knoch, 33,760; Brian C. Mullins, 30,000; Matthew J. Rosgone, 33,000; and all other executive officers as a group, 29,001.

(5)	Includes restricted shares that vest on February 15, 2010 issued to the following persons in the following amounts: Sara M. Antol, 1,852; Richard A. Bair, 1,482; Grant Cushny, 1,856; Samuel C. Knoch, 1,440; Matthew J. Rosgone, 1,028; and all other executive officers as a group, 1,852. These shares represent the time-based potion of an award, which will vest on February 15, 2010. The remainder of such award was forfeited on January 1, 2009 as performance measures were not met on December 31, 2008. Mr. Ferrara received a grant of 10,000 restricted shares with the same vesting schedule, except that 1/3 of the award (3,334 shares) is eligible to vest on October 18, 2010 instead of February 15, 2010. The remaining 2/3 of Mr. Ferrara’s award (6,666 shares) was forfeited on January 1, 2009. Unless and until forfeited, a holder of restricted shares has the power to vote the shares but does not have dispositive power of the shares until they vest.

(6)	Includes restricted shares that vested on February 8, 2008 issued to the following individuals in the following amounts: Barnes, 1,666; Barry, 3,332; Egan, 1,666; Heibel, 1,666; Kampmeinert, 1,666; and Mullins, 1,666. Mr. Barnes also has 2,463 restricted shares that vested on January 28, 2009, and 2,351 restricted shares that vest on January 26, 2010. Unless and until forfeited, a holder of restricted shares has the power to vote the shares but does not have dispositive power of the shares until they vest.

(7)	Includes 32,246 shares held by the spouse of Dr. Heibel, as to which shares Dr. Heibel shares voting and dispositive power.

(8)	Includes 15,000 shares held by Janney Montgomery Scott LLC, of which Mr. Kampmeinert is Chairman; voting and disposition of such shares are administered by senior management and Mr. Kampmeinert has no authority to direct the voting or disposition of such shares and disclaims beneficial ownership thereof.

(9)	Includes 550 shares held by the spouse of Mr. Mullins, as to which shares Mr. Mullins has disclaimed beneficial ownership.

(10)	Information taken solely from the Schedule 13D/A filed with the SEC on March 31, 2009 by Ramius Value and Opportunity Master Fund Ltd, Parche LLC, RCG Starboard Advisors, LLC, Ramius Enterprise Master Fund Ltd, Ramius Advisors LLC, Ramius LLC, C4S & Co., L.L.C., Jeffrey M. Solomon, Peter A. Cohen, Morgan B. Stark, Thomas W. Strauss, Scott C. Chandler, Jeffrey Libshutz, and Edward B. Meyercord, III (collectively, the “Reporting Persons”).

The Reporting Persons identified in such filing reported that as of March 27, 2009, Parche, LLC (“Parche”), had sole voting and dispositive power with respect to 291,329 shares, and that Ramius Value and Opportunity Master Fund Ltd., a Cayman Islands company (“Value and Opportunity Master Fund”), had sole voting and dispositive power with respect to 1,529,144 shares.

Ramius Enterprise Master Fund Ltd (“Enterprise Master Fund”), as the sole non-managing member of Parche and owner of all economic interest therein, may be deemed to be the beneficial owner of the 291,329 shares owned by Parche.

RCG Starboard Advisors, LLC (“RCG Starboard Advisors”), as the investment manager of Value and Opportunity Master Fund and the managing member of Parche, may be deemed to be the beneficial owner of 1,820,173 shares, inclusive of the shares owned by Value and Opportunity Master Fund and Parche.

Ramius Advisors, LLC (“Ramius Advisors”), as the investment manager of Enterprise Master Fund, may be deemed to be the beneficial owner of the 291,329 shares owned by Parche.

Ramius LLC (“Ramius”), as the sole member of each of RCG Starboard Advisors and Ramius Advisors, may be deemed the beneficial owner of 1,820,173 shares, inclusive of the shares owned by Value and Opportunity Master Fund and Parche.

C4S & Co., L.L.C. (“C4S”), as the managing member of Ramius, may be deemed the beneficial owner of 1,820,473 shares, inclusive of the shares owned by Value and Opportunity Master Fund and Parche. As the managing members of C4S, each of Messrs. Cohen, Stark, Strauss, and Solomon may be deemed the beneficial owner of 1,820,473 shares, inclusive of the shares owned by Value and Opportunity Master Fund and Parche.

Messrs. Chandler, Libshutz, and Meyercord, as members of a “group” with the other reporting persons for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, may be deemed the beneficial owner of 1,820,473 shares, inclusive of the shares owned by Value and Opportunity Master Fund and Parche.

(11)	Information taken solely from the Schedule 13D/A filed with the SEC on December 1, 2008 reflecting ownership of our common stock as of December 1, 2008. The filing reflects that Bradford Capital Partners, BCP Investment LLC, Stephen J. Lynch and Joseph L. Calihan have shared voting and dispositive power over 1,547,053 shares.

(12)	Information taken solely from the Schedule 13G/A filed with the SEC on January 30, 2009 reflecting ownership of our common stock as of December 31, 2008. The filing reflects that Royce & Associates, LLC has sole voting and dispositive power over 1,149,742 shares. The filing also reflects that various accounts managed by Royce Associates, LLC have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the shares.

(13)	Information taken solely from the Schedule 13G/A filed with the SEC on February 9, 2009 by Dimensional Fund Advisors LP (“Dimensional Fund Advisors”) reflecting ownership of our common stock as of December 31, 2008. The filing reflects that Dimensional Fund Advisors has sole voting power over 1,071,031 shares and sole dispositive power over 1,082,256 shares. The filing indicates that Dimensional Fund Advisors is an investment advisor that furnishes investment advice investment companies and serves as investment manager to certain other commingled group trusts and separate accounts, which own the shares of our common stock. Dimensional Fund Advisors has investment and/or voting power over these shares and may be deemed the beneficial owner. Dimensional Fund Advisors disclaims beneficial ownership of all such securities.

(14)	Information taken solely from the Schedule 13G/A filed with the SEC on February 13, 2009 reflecting ownership of our common stock as of December 31, 2008. The Schedule 13G/A indicates that it was filed pursuant to a joint filing agreement between Renaissance Technologies LLC (“RTC”) and James H. Simons. The filing reflects that each of RTC and Dr. Simons, as a control person of RTC, beneficially owns and has sole voting and dispositive power over 901,700 shares of our common stock.

(15)	Information taken solely from the Schedule 13G filed with the SEC on February 11, 2009 reflecting ownership of our common stock as of December 31, 2008. The Schedule 13G indicates that it was filed pursuant to a joint filing agreement between Roumell Asset Management, LLC (“RAM”) and James C. Roumell. The filing reflects that RAM is the beneficial owner of 652,517, having shared voting and sole dispositive power over the shares, and that Mr. Roumell, as the President of RAM and holder of a controlling percentage of RAM’s outstanding securities, may be deemed the beneficial owner of the shares held by RAM. The filing indicates that Mr. Roumell is the beneficial owner of 656,267 shares of our common stock, inclusive of the shares owned by RAM, holding sole voting power over 3,750 shares and shared voting power and sole dispositive power over the 652,517 shares held by RAM.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
          Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than ten percent of our common stock (collectively, the “Section 16 Persons”) to file with the SEC and Nasdaq initial reports of ownership and reports of changes in ownership of our common stock. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports that they file. Based solely upon our review of the copies of such forms we have received, or written representations from certain Section 16 Persons that no Section 16(a) reports were required for such persons, we believe that for our year ended December 31, 2008, the Section 16 Persons complied with all Section 16(a) filing requirements applicable to them other than one Form 4, which was filed late in connection with restricted shares granted to one of the Company’s executives, Grant Cushny, on May 13, 2008.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Related Party Transaction Policy
          On January 23, 2007, the Board of Directors approved a Statement of Policy with Respect to Related Party Transactions, a copy of which is available on our website at www.tollgrade.com under the tab “Public & Investors/Governance.” The policy sets forth our procedures with respect to the monitoring, review, approval and ratification of related party transactions (as defined in the policy).
          Tollgrade recognizes that related party transactions can present potential or actual conflicts of interest and may raise questions about whether those transactions are consistent with the best interests of Tollgrade and its shareholders. As a general matter, it is our policy to avoid or minimize related party transactions; however, we recognize that there are situations where related party transactions may be consistent with the best interests of Tollgrade and its shareholders.
          The definition of “related party transaction” excludes transactions available to all employees generally, transactions involving less than $5,000 when aggregated with all similar transactions, or the related party’s interest arises solely from the ownership of our common stock and the holders of our common stock receive the same benefit on a pro-rata basis (i.e. dividends).
          Pursuant to this policy, the Board of Directors determined that the Audit Committee of the Board is best suited to monitor, review, approve and/or ratify related party transactions. Accordingly, at each calendar year’s first regularly scheduled Audit Committee meeting, management will disclose and make a recommendation with respect to any proposed related party transactions for that calendar year, if any, including the proposed aggregate value of such transactions, if applicable. After its review, the Audit Committee will approve or disapprove the related party transactions and, at each subsequently scheduled meeting, management will update the Audit Committee as to any material change to those proposed transactions.
          In the event management recommends any further related party transactions after the first calendar year meeting, the transactions may be presented to the Audit Committee for approval or preliminarily entered into by management subject to ratification by the Audit Committee. If ratification does not occur, management must make all reasonable efforts to cancel or rescind the transaction. If a related party transaction is ongoing or completed and it is disapproved by the Audit Committee, the Audit Committee will consider the impact on any director’s independence and evaluate the circumstances of the transaction to determine if termination, rescission, disciplinary action or changes to this policy are appropriate.
          The Audit Committee will consider the relevant facts and circumstances of the transaction including (if applicable) but not limited to: (i) the benefits to Tollgrade, (ii) the impact on any director’s independence, (iii) the availability of other sources for comparable products or services, (iv) the terms of the transaction, (v) the terms available to unrelated third parties or to employees generally, and (vi) whether the potential transaction is consistent with the Code of Ethics and Code of Business Conduct. The Audit Committee is authorized to approve those related party transactions that are in or are not inconsistent with the best interests of Tollgrade and its shareholders and that are consistent with the Code of Ethics and Code of Business Conduct. Other related party transactions should be disapproved by the Audit Committee and should not be entered into.
          No director may participate in any review, discussion or approval of a related party transaction for which he or she is a related party, except that the director must provide all material information concerning the related party transaction to the Audit Committee.
          If a related party transaction will be ongoing, the Audit Committee may establish guidelines for our management to follow in its ongoing dealings with the related party. Thereafter, the Audit Committee, on at least an annual basis, shall review and assess ongoing relationships with the related party to determine whether they are in compliance with the Audit Committee’s guidelines and that the transaction remains appropriate.
Related Party Transactions
          Tollgrade did not enter into any related party transactions in 2008 and no related party transactions are currently proposed.

PROPOSAL NO. 2
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
          The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP (“PwC”) to serve as our independent registered public accounting firm for the year ending December 31, 2008. PwC or its predecessor, Coopers & Lybrand, LLP, has served as our independent registered public accounting firm since our initial public offering in 1995. A representative of PwC will be present at the Annual Meeting, will be given the opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate questions.
          The shareholders are asked to ratify the appointment of PwC as the independent registered public accounting firm for Tollgrade for the year ending December 31, 2009.
          As of May 2003, the Audit Committee has required that all non-audit services to be performed by outside independent registered public accounting firms be approved in advance by the Audit Committee, and in October 2003, the Audit Committee Charter was amended to that effect.
          The following are the fees and expenses of PwC for services rendered for the years ended December 31, 2007 and 2008:

Applicable Fees	Year ended December 31, 2007	Year ended December 31, 2008

Audit Fees	$683,800	$722,480

Audit-Related Fees	$145,000	$0

Tax Fees	$28,970	$38,686

All Other Fees	$0	$0

Total PwC Fees	$857,770	$761,166

          “Audit Fees” consisted of fees and expenses for professional services rendered by PwC for the audits of our annual consolidated financial statements and internal controls over financial reporting for the years ended December 31, 2007 and 2008, and the reviews of the unaudited condensed consolidated financial statements included in our quarterly reports on Form 10-Q during the years ended December 31, 2007 and 2008 and other services normally provided in connection with regulatory filings.
          “Audit-Related Fees” consisted of fees and expenses for audit-related services rendered by PwC for the year ended December 31, 2007 in connection with an acquisition by the Company.
          “Tax Fees” consisted of fees and expenses for professional services rendered to us by PwC for tax compliance, tax advice and tax planning for the years ended December 31, 2007 and 2008.
          All audit and non-audit services provided by PwC in 2007 and 2008 were approved in advance by the Audit Committee, and no fees were paid in 2007 or 2008 under a de minimus exception that waives pre-approval for certain non-audit services.
Vote Required and Board of Directors Recommendation

          The affirmative vote of a majority of the votes cast at the Annual Meeting, at which a quorum is present either in person or by proxy, is required for approval of this proposal. Unless otherwise instructed, the persons named in the accompanying proxy will vote “FOR” the ratification of the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2009.
          In the event ratification by the holders of the appointment of PwC as our independent registered public accounting firm is not obtained, the Audit Committee of the Board will reconsider such appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee feels that such change would be in Tollgrade’s and the shareholder’s best interests.
The Board of Directors unanimously recommends a vote “FOR” ratification of the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2009

PROPOSAL NO. 3
APPROVAL OF AMENDMENT TO THE TOLLGRADE COMMUNICATIONS, INC. 2006 LONG-TERM INCENTIVE COMPENSATION PLAN, AS AMENDED AND RESTATED, TO INCREASE THE AUTHORIZED NUMBER OF SHARES THEREUNDER BY 1,500,000 SHARES
On May 6, 2009, our Board of Directors, based on the recommendation of the Compensation Committee, approved an amendment (the “Amendment”) to the Company’s 2006 Long-Term Incentive Compensation Plan, as amended and restated (the “2006 LTIP”), subject to shareholder approval. The Amendment is to increase by 1,500,000 shares the total number of shares available for issuance from the original effective date of the 2006 LTIP from 1,300,000 to 2,800,000.
As of May 29, 2009, there were 1,894,226 stock options outstanding under the 2006 LTIP and the Company’s 1995 Long-Term Incentive Compensation Plan and 1998 Employee Incentive Compensation Plan. The weighted average exercise price of such stock options is $19.32 and the weighted average remaining term of such stock options as of May 29, 2009 was 6.72 years. As of May 29, 2009, there were 43,361 shares of restricted stock outstanding.
We are asking shareholders to approve the addition of 1,500,000 shares to the pool of shares available for issuance of awards under the 2006 LTIP. As of May 29, 2009, a total of 106,904 shares remained available for the issuance of awards under the 2006 LTIP. The number of shares available for issuance of awards under the 2006 LTIP will also include shares subject to outstanding awards under the 2006 LTIP to the extent that such awards expire or otherwise terminate without shares of common stock being issued pursuant to the awards. By their terms, no further shares may be awarded under the Company’s 1995 Long-Term Incentive Compensation Plan and 1998 Employee Incentive Compensation Plan.
The Board is recommending that shareholders approve the Amendment in order to provide additional common shares for future issuance and provide the Company with the means to grant future long-term compensation awards by means of stock options, restricted stock grants and other awards described herein. We believe that such long-term compensation awards are essential to our ability to attract and retain highly motivated and qualified employees.
Summary of the 2006 LTIP
The essential features of the 2006 LTIP are summarized below. This summary does not purport to be a complete description of the 2006 LTIP and is qualified in its entirety by reference to the full text of the 2006 LTIP, a copy of which is available upon written request to the Secretary of the Company, 493 Nixon Road, Cheswick, Pennsylvania 15024.
General. The objectives of the 2006 LTIP are to optimize the profitability and growth of the Company through incentives which are consistent with the Company’s goals and which link the personal interests of participants in the 2006 LTIP to those of the Company’s shareholders; to provide participants with an incentive for excellence in individual performance; and to promote teamwork among participants. The 2006 LTIP is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees and non-employee directors who make significant contributions to the Company’s success and to allow participants to share in the success of the Company. All employees of the Company (including, but not limited to, covered employees as defined in Section 162(m) (3) of the Code (hereinafter, a “Named Executive Officer”) and all directors who are not also employees of the Company) are eligible to be granted stock options and other awards under the 2006 LTIP.
Shares Available. The aggregate number of shares of the Company’s Common Stock, which may be issued under the 2006 LTIP, is 2,800,000 (which aggregate number includes shares subject to awards previously granted under the 2006 LTIP prior to the increase of 1,500,000 for which shareholder approval is being sought at the Annual Meeting). Such aggregate number is subject to an appropriate and equitable adjustment as determined by the Appropriate Administrator (defined below) in his discretion in the event of stock splits and similar events. The maximum number of shares of restricted stock that may be granted is 300,000 shares. The maximum number of shares, which may be awarded under the 2006 LTIP to any one Named Executive Officer during any calendar year of the life of the 2006 LTIP, is 200,000 shares, subject to an appropriate and equitable adjustment as determined by the Appropriate Administrator in his discretion in the event of stock splits and similar events. The maximum aggregate cash payout which may be received in any year by a Named Executive Officer with respect to awards granted is $1,000,000. No awards may be granted under the 2006 LTIP on or after May 9, 2016. If any award granted under the 2006 LTIP is canceled or terminates, expires or lapses for any reason, the number of shares subject to the award will again be available for purposes of the 2006 LTIP. If any award granted under the 2006 LTIP (including awards previously granted under the 2006 LTIP prior to the increase of 1,500,000 for which shareholder approval is being sought at the Annual Meeting) is canceled, terminated, expires or lapses for any reason, it will again be available for grant under the 2006 LTIP.
Administration. Except as set forth in the second succeeding sentence, the 2006 LTIP is required to be administered by the Compensation Committee of the Board of Directors, or by any other committee appointed by the Board of Directors and consisting of not less than two members of the Board who are “non-employee” directors and otherwise meet the “disinterested administration” rules of Rule 16b-3 under the Exchange Act and are “outside directors” under Section 162(m)(4)(C) of the Code. The Board has appointed the Compensation Committee as the Committee to administer the 2006 LTIP. Unless otherwise determined by the Board, the Board and not the Compensation Committee will make awards under and administer the 2006 LTIP with respect to non-employee directors. As used herein, the term “Appropriate Administrator” means the Compensation Committee as it relates to administration with respect to awards to employees, and the Board as it relates to administration with respect to awards to non-employee directors.
The Appropriate Administrator has full authority, in its discretion, to grant awards under the 2006 LTIP and to determine the participants to whom awards will be granted and the number of shares to be covered by each award. In determining the eligibility of any participant, as well as in determining the number of shares to be covered by an award and the type or types of awards to be made, the Appropriate Administrator may, in its discretion, consider the position and the responsibilities of the participants being considered, the nature and value to the Company of the participant’s services, the participant’s present and/or potential contribution to the success of the Company and such other factors as the Appropriate Administrator may deem relevant.
Stock Options. The Committee has authority, in its discretion, to grant incentive stock options (stock options qualifying under Section 422 of the Code), nonqualified options (stock options not qualifying under Section 422 of the Code) or both types of stock options (but not in tandem) to employees. The Board has authority, in its discretion, to grant nonqualified stock options to non-employee directors.

The option price for each stock option will be such price as the Appropriate Administrator, in its discretion, determines but will not be less than 100% of the fair market value of the Common Stock on the date of grant of the stock option, except that in the case of an incentive stock option granted to an employee who owns more than 10% of the outstanding shares of the Company’s Common Stock (a “Ten Percent Employee”), the option price will not be less than 110% of such fair market value. Fair market value for all purposes under the 2006 LTIP shall be the mean between the highest and lowest sales price per share of the Company’s Common Stock on the principal United States securities exchange registered under the Securities Exchange Act of 1934 as reported in The Wall Street Journal for the date as of which fair market value is determined. On May 29, 2009, the fair market value of a share of the Company’s Common Stock, as so computed, was $5.48.
Each stock option will be exercisable at such time or times as the Appropriate Administrator, in its discretion, determines, except that no stock option will be exercisable after the expiration of ten years (five years in the case of an incentive stock option granted to a Ten Percent Employee) from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.
Unless the Committee, in its discretion, otherwise determines, the following provisions in this paragraph will apply in the event of the termination of employment of the optionee. If the employment of the optionee is voluntarily terminated with the consent of the Company, or the employment of the optionee is involuntarily terminated by the Company without Cause, or the optionee retires under any retirement plan of the Company, all outstanding stock options held by the optionee will be exercisable by the optionee (but only to the extent exercisable immediately prior to the termination of employment) at any time (i) prior to the expiration date of the stock option or within three months after the date of termination of employment, whichever is the shorter period, in the case of an incentive stock option, or (ii) prior to the expiration date of the stock option or within one year after the date of termination of employment, whichever is the shorter period, in the case of a nonqualified stock option, and to the extent not exercisable will terminate. If the employment of the optionee is voluntarily terminated because the optionee is a disabled grantee within the meaning of Section 422(c)(6) of the Code, all outstanding stock options held by the optionee will be exercisable by the optionee (whether or not so exercisable immediately prior to the termination of employment) at any time prior to the expiration date of the stock option or within one year after the date of termination of employment, whichever is the shorter period. Following the death of the optionee during employment, all outstanding stock options held by the optionee at the time of death will be exercisable in full (whether or not so exercisable immediately prior to the death of the optionee) by the person entitled to do so under the will of the optionee, or, if the optionee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the optionee, at any time prior to the expiration date of the stock option or within one year after the date of death of the optionee, whichever is the shorter period. Following the death of the optionee after termination of employment, all outstanding stock options held by the optionee at the time of death will be exercisable in full (but only to the extent exercisable immediately prior to the death of the optionee) by the person entitled to do so under the Will of the optionee, or, if the optionee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the optionee, at any time prior to the expiration date of the stock option or within one year after the date of death of the optionee, whichever is the shorter period. If the employment of an optionee terminates for any reason other than voluntary termination without the consent of the Company, involuntary termination by the Company without Cause, retirement under a retirement plan, or death, all outstanding stock options held by the optionee at the time of such termination of employment automatically terminate. Whether termination of employment is a voluntary termination with consent of the Company or an involuntary termination with or without cause will be determined by the Committee in its discretion and any such determination by the Committee will be final and binding.
Unless the Board, in its discretion, otherwise determines, the following provisions of this paragraph will apply in the event of termination of Board service of a non-employee director. If a non-employee director ceases to be a Director of the Company for any reason other than resignation, removal for cause or death, any then outstanding stock option held by such non-employee director will be exercisable by the non-employee director (but only to the extent exercisable by the non-employee director immediately prior to ceasing to be a Director) at any time prior to the expiration date of such stock option or within one year of the date the non-employee director ceases to be a Director, whichever is the shorter period. If during the term of his or her office as a Director the non-employee director resigns from the Board (which does not include not standing for re-election at the end of his or her then current term) or is removed from office for cause, then any outstanding stock option held by such non-employee director will be exercisable by the non-employee director (but only to the extent exercisable by the non-employee director immediately prior to ceasing to be a Director) at any time prior to the expiration date of such stock option or within 90 days after the date of resignation or removal, whichever is the shorter period. Following the death of a non-employee director during service as a Director of the Company, any outstanding stock option held by the non-employee director at the time of death (whether or not exercisable by the non-employee director immediately prior to death) will be exercisable by the person entitled to do so under the Will of the non-employee director, or, if the non-employee director shall fail to make testamentary disposition of the stock option or dies intestate, by the legal representative of the non-employee director, at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period. Following the death of a non-employee director after ceasing to be a Director, any outstanding stock option held by such non-employee director at the time of death shall be exercisable (but only to the extent exercisable by the non-employee director immediately prior to death) by such person entitled to do so under the will of the non-employee director or by such legal representative at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period.
The option price for each stock option will be payable in full in cash at the time of exercise; however, in lieu of cash the person exercising the stock option may pay the option price in whole or in part by delivering to the Company previously owned shares of the Company’s Common Stock having a fair market value on the date of exercise of the stock option equal to the option price for the shares being purchased. The Appropriate Administrator will also cooperate with any optionee who participates in a cashless exercise program through a broker or other agent.
For incentive stock options, the aggregate fair market value (determined on the date of grant) of the shares with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000. If the exercise date of incentive stock options is accelerated pursuant to any provision of the 2006 LTIP or any agreement (see Change in Control below) and the acceleration would result in a violation of this limitation, then, subject to the provisions of the next sentence, the exercise dates of such incentive stock options will be accelerated only to the extent, if any, that does not result in a violation of such limitation and, in any such event, the exercise dates of the incentive stock options with the lowest option prices will be accelerated first. The Committee may, in its discretion, authorize the acceleration of the exercise date of one or more incentive stock options even if such acceleration would violate the $100,000 limitation and even if such incentive stock options would as a result be converted in whole or in part into nonqualified stock options.
Subject to the foregoing and the other provisions of the 2006 LTIP, stock options granted under the 2006 LTIP may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as are determined, in its discretion, by the Appropriate Administrator.
Stock Appreciation Rights. The Appropriate Administrator may grant stock appreciation rights, which entitle the person exercising them to receive from the Company a payment with an aggregate fair market value on the date of exercise equal to the excess of the fair market value of one share on such date over the grant price per share, multiplied by the number of shares covered by the stock appreciation rights, or portion thereof, which are exercised. The grant price per share may not be less than the fair market value of a share of Common Stock (determined as above under Stock Options) on the date the stock appreciation rights are granted.
The Appropriate Administrator will have the authority, in its discretion, to determine whether the obligation of the Company on exercise of stock appreciation rights will be paid in shares of Common Stock, in cash, or partly in cash and partly in shares of Common Stock. The number of shares covered by the stock appreciation right shall be counted against the shares reserved for issuance under the 2006 LTIP, regardless of the number of shares, if any, that the Company may issue to settle the Company’s payment obligation upon exercise.
Stock appreciation rights may be exercised during the term specified by the Appropriate Administrator, provided that no stock appreciation right may be exercised after the expiration of ten years from the date of grant.
Restricted Shares. Restricted shares of the Company’s Common Stock may be awarded by the Appropriate Administrator which will be subject to such restrictions (which may include restrictions on the right to transfer or encumber the shares while subject to restriction) as the Appropriate Administrator may impose thereon and be subject to forfeiture if certain events (which may, in the discretion of the Appropriate Administrator, include termination of employment or service on the Board) specified by the Appropriate Administrator occur prior to the lapse of the restrictions. The number of restricted shares awarded to the grantee, the restrictions imposed thereon, the duration of the restrictions, the events the occurrence of which would cause a forfeiture of the restricted shares and such other terms and conditions as the Appropriate Administrator, in its discretion, deems appropriate will be set forth in a restricted share agreement between the Company and the grantee. Notwithstanding the foregoing, all grants of restricted shares must have a period of restriction of at least three (3) years, except that such period may be shortened due to death, disability, retirement or change in control, and awards to non-employee directors and those to employees based on achievement of performance goals must have a restriction period of at least one (1) year.
Following a restricted share award and prior to the lapse or termination of the applicable restrictions, share certificates for the restricted shares will be held by the Company in escrow. Upon the lapse or termination of the restrictions (and not before), the share certificates will be delivered to the grantee. From the date a restricted share award is effective, however, the grantee will be entitled to exercise full voting rights with respect to such shares.
Performance Units and Performance Shares. The Appropriate Administrator may award performance units and/or performance shares which will entitle the grantee to receive a payment

(in any combination of cash or shares of Common Stock) equal to the fair market value of shares of the Company’s Common Stock covered by the award at the end of a specified award period contingent upon the extent to which one or more predetermined performance targets are satisfied during the award period. The performance target or targets may be expressed in terms of goals or other such measures of accomplishment by the grantee, the Company, or any branch, department or other portion thereof, as may be established, in its discretion, by the Appropriate Administrator. The performance target or targets and such other terms and conditions of the award of the performance shares as the Appropriate Administrator, in its discretion, deems appropriate will be set forth in a performance share agreement between the Company and the grantee.
At any time prior to the end of an award period, the Appropriate Administrator may adjust the determination of the degree of attainment of the pre-established performance goals, except that the Committee cannot adjust awards to Named Executive Officers in a manner contrary to Section 162(m) of the Code.
If prior to the close of an award period the employment or service on the Board of a grantee of performance units or performance shares is terminated due to disability, retirement or death, the grantee shall receive a prorated portion of the performance units or performance shares based upon the extent to which the Appropriate Administrator determines the performance target or targets have been achieved and such other factors the Appropriate Administrator may deem relevant. In the case of any Named Executive Officer who retires during a performance period, however, payment will be made at the same time as payments are made to those employees who did not terminate employment during the performance period. Unless otherwise specified in the performance unit or performance share agreement, if the employment or service on the Board of a grantee of an award of performance units or performance shares terminates prior to the time the performance units or performance shares have been earned for any other reason, the unearned performance units or performance shares will be deemed not to have been earned.
Performance Measures. Unless and until the Committee proposes for a shareholder vote and the shareholders approve a change in the general performance measures set forth in the 2006 LTIP, the attainment of which may determine the degree of payout or vesting with respect to awards to Named Executive Officers which are designed to quality for the performance based exception to the $1,000,000 compensation deduction limitation provided for in Section 162(m) of the Code, the performance measures to be used for purposes of such grants shall be chosen from among the following alternatives:
(a)	revenues of the Company or any specified division;

(b)	percentage increase over a specified period in revenues of the Company or any specified division;

(c)	expenses or any designated category of expenses of the Company or any specified division;

(d)	percentage decrease over a specified period in expenses or any designated category of expenses of the Company or any specified division;

(e)	pre-tax or after-tax-income of the Company or any specified division, or figures derived from income of the Company or any specified division to account for non-cash charges such as amortization and depreciation; and

(f)	percentage increase over a specified period in pretax or after-tax income of the Company or any specified division.

The Committee has the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals, but awards which are designed to qualify for the performance based exception (and which are held by Named Executive Officers) may not be adjusted upward (the Committee shall retain the discretion to adjust such awards downward).
In the event that applicable tax or securities laws change to permit the Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee will have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant awards which shall not qualify for the performance based exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m).
Change in Control. The 2006 LTIP provides for certain additional rights upon the occurrence of a Change in Control as defined in Section 2.7 of the 2006 LTIP. Upon the occurrence of a Change in Control (as defined below):
(a)	Any and all stock options and stock appreciation rights granted under the 2006 LTIP shall become immediately exercisable, and shall remain exercisable throughout their entire term;

(b)	Any restriction periods and restrictions imposed on restricted shares shall lapse;

(c)	The target payout opportunities attainable under all outstanding awards of restricted shares, performance units and performance shares shall be deemed to have been fully earned for the entire performance period(s) as of the effective date of the Change in Control. The vesting of all awards denominated in shares of Common Stock shall be accelerated as of the effective date of the Change in Control, with certain exemptions; and

(d)	The Appropriate Administrator shall have the authority to make any modifications to the awards as determined by the Appropriate Administrator to be appropriate before the effective date of the Change in Control.
Notwithstanding any other provision of the 2006 LTIP or any Award Agreement provision, the foregoing provisions relating to a Change in Control may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted without the prior written consent of the participant with respect to said participant’s outstanding Awards; provided, however, the Board of Directors, upon recommendation of the Compensation Committee, may terminate, amend, or modify such provisions at any time and from time to time prior to the date of a Change in Control.
A Change in Control of the Company shall be deemed to have occurred as of the first day any one or more of the following paragraphs shall have been satisfied:
(a)	Any person or group (other than the Current Owners, or other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the beneficial owner, directly or indirectly, of securities of the Company representing more than thirty five percent (35%) of the combined voting power of the Company’s then outstanding securities; or

(b)	(i) A liquidation of the Company; or (ii) the sale or disposition of all or substantially all of the Company’s assets (other than one in which in the shareholders of the Company, as determined immediately prior to such transaction, hold, directly or indirectly, as determined immediately following such transaction, a majority of the voting power of each surviving, resulting or acquiring corporation which, immediately following such transaction, holds more than 10% of the consolidated assets of the Company immediately prior to the transaction); or (iii) a merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty five percent (65%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization; or

(c)	During any two-year period (not including any period prior to the effective date of the 2006 LTIP), individuals who at the beginning of such period constitute the Board of Directors and any new director whose nomination or election was approved by a vote of at least two-thirds of the directors then still in office who were either directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board.
Withholding. Income or employment taxes may be required to be withheld by the Company in connection with the exercise of an incentive stock option, a nonqualified stock option or performance stock appreciation rights, at the time restricted shares are awarded or vest or performance units or performance shares are earned or upon the receipt by the optionee or grantee of cash in payment of dividends on restricted shares which have not vested or dividends or performance units or performance shares at the time of vesting. The optionee or grantee will be required to pay the Company the amount required to be withheld in cash, except that the optionee or grantee may elect to have shares of the Company’s Common Stock which would otherwise be received withheld, or may elect to deliver previously owned shares of the Company’s Common Stock to the Company, to satisfy the withholding obligation.
Miscellaneous. The Board of Directors or the Compensation Committee may terminate the 2006 LTIP at any time. The Board or the Committee may modify the 2006 LTIP in such respects deemed advisable to conform any awards to changes in applicable laws or regulations or in any other respect deemed in the best interests of the Company; provided that, no amendment shall be made without shareholder approval that: (a) increases the number of shares which may be issued under the 2006 LTIP, except as a result of changes in corporate capitalization or corporate transaction such as merger, consolidation or liquidation; (b) expands the type of awards available under the 2006 LTIP; (c) materially expands the class of persons entitled to participate; (d) deletes or limits the restrictions on repricing of options or reduces the price as which shares may be offered under options; (e) extends the termination date for making awards under the 2006 LTIP; or (f) is otherwise an amendment that would require approval under the stock exchange under which the shares or listed or otherwise under applicable laws or regulations. No amendment or termination of the 2006 LTIP may, without the written consent of the holder of an outstanding grant or award under the 2006 LTIP, adversely affect the rights of such holder with respect thereto.
No stock option, stock appreciation right or performance unit or share award granted under the 2006 LTIP will be transferable other than by will or by the laws of descent and distribution and the same may be exercised during an participant’s lifetime only by the participant.
The terms and conditions of each grant and award under the 2006 LTIP will be set forth in an agreement between the Company and the participant.
If an optionee or grantee of restricted shares, performance units, and/or performance shares (i) engages in the operation or management of a business which is in competition with the Company, (ii) induces or attempts to induce any person having a business relationship with the Company to cease doing business with the Company or in any way interferes with any such business relationship or (iii) solicits any employee of the Company to leave the employment thereof or in any way interferes with such employment relationship, the Appropriate Administrator, in its discretion, may terminate all outstanding options held by the optionee, immediately declare forfeited all restricted shares held by the grantee as to which the restrictions have not yet lapsed and/or cancel the performance unit or performance share award made to the grantee. This paragraph does not apply, however, if the restrictions on the restricted shares have lapsed or the performance shares are deemed to have been fully earned as a result of the occurrence of a Change in Control.
Each person who is or was a member of the Committee or of the Board will be indemnified and held harmless by the Company against certain liabilities for acting as such.
The Committee may make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company or of changes in applicable laws or regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2006 LTIP provided that no such adjustment shall be authorized to the extent that such authority would be inconsistent with the 2006 LTIP’s meeting the requirements of Section I62(m) of the Code.
Federal Income Tax Consequences
The following is a summary of the federal income tax consequences of the different awards that may be granted under the 2006 LTIP. This summary is not intended to be exhaustive or to describe consequences under particular tax circumstances. Among other things, it does not address possible local, state or foreign tax consequences.
Incentive Stock Options. The value of an incentive stock option is not included in a participant’s income at the time of grant, and the participant does not recognize income on exercise of an incentive stock option. However, when calculating income for alternative minimum tax purposes, the excess (if any) of the fair market value of the shares acquired over the exercise price (the “spread”) generally will be considered part of income. When the participant sells shares of Common Stock acquired through exercise of an incentive stock option, all gain or loss on the sale of the shares will be treated as capital gain or loss, as long as the participant has held the shares for one year after exercise and two years after grant (the “holding period”). In that case, the Company will not be entitled to a deduction. If the participant has held the shares for at least one year, the capital gain or loss will be taxed as long-term capital gain or loss. If the participant sells

Common Stock acquired through exercise of an incentive stock option before the holding period (called a “disqualifying disposition”), the spread, up to the amount of the gain on disposition, will be ordinary income at the time of the disqualifying disposition. In this event, the Company will be entitled to a deduction.
Nonqualified Stock Options. The value of a nonqualified stock option is not included in a participant’s income at the time of grant, unless the nonqualified stock option has a readily ascertainable fair market value at the time of grant. The Company does not anticipate that any nonqualified stock option will have a readily ascertainable fair market value at the time of grant. On exercise, the difference between the exercise price of the nonqualified stock option and the fair market value of the shares of Common Stock acquired will be recognized as ordinary income, subject to federal income tax withholding. In that case, the Company will be allowed a deduction. When the participant sells the shares of Common Stock acquired through exercise of the nonqualified stock option, all further gain or loss on the sale will be characterized as capital gain or loss. If the participant has held the shares of Common Stock for at least one year, the capital gain or loss will be taxed as long-term capital gain or loss.
Stock Appreciation Rights. A participant does not recognize income upon the grant of a stock appreciation right. On exercise of a stock appreciation right, the participant will recognize ordinary income equal to the cash received and the fair market value of any shares received. The income will be subject to federal income tax withholding, and the Company will be entitled to a corresponding deduction. When the participant sells shares acquired through exercise of a stock appreciation right, the participant will recognize gain or loss in an amount equal to the difference between the amount realized upon the sale and the participant’s tax basis in the shares, which is the amount of ordinary income recognized by the participant at the time of exercise of a stock appreciation right. The gain or loss will be capital gain or loss if the stock is held as a capital asset.
Restricted Stock. A participant will not recognize income tax in connection with the grant of restricted stock, assuming the restrictions are sufficient to prevent such taxation. Rather, the participant will recognize ordinary income on the date the restrictions lapse in an amount equal to the fair market value of the shares on such date (less the purchase price paid by the participant, if any). The Company is entitled to a corresponding deduction on the date the restrictions lapse. However, the participant may elect under Section 83(b) of the Code to recognize ordinary income at the time of grant in an amount equal to the fair market value of the shares on the date of grant (determined without regard to the restrictions). In this event, the Company will have a corresponding deduction. If the participant elects such early taxation under Section 83(b), there is no further income recognition at the time the restrictions lapse, and the Company will not be entitled to any additional deduction. In this case, gain or loss recognized by the participant upon later sale of the shares will be capital gain or loss. If the participant makes the Section 83(b) election, but the stock is forfeited, no tax refund or deduction is available to the participant.
Performance Units and Performance Shares. A participant will not recognize income upon grant of performance units or performance shares. Any cash or shares of Common Stock received pursuant to the award will be treated as ordinary income received by the participant in the year received. A participant may, however, make an election under Section 83(b) of the Code to recognize ordinary income at the time of grant. In this event, the Company will have a corresponding deduction. If the participant elects such early taxation under Section 83(b), there is no further income recognition, and the Company will not be entitled to any additional deduction.
Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code limits the deductibility by public companies of certain executive compensation in excess of $1.0 million per executive per year, but excludes from the calculation of such limit certain elements of compensation, including performance-based compensation, provided that certain requirements are met. The 2006 LTIP is intended to authorize the grant of awards that qualify as performance based compensation within the meaning of Section 162(m).
Awards to Named Executive Officers and Others
Future awards under the 2006 LTIP will be made at the discretion of the Compensation Committee. Consequently, we cannot determine with respect to any particular person or group the awards that will be made in the future pursuant to the 2006 LTIP. For information regarding discretionary awards to certain executive officers that were made under the 2006 LTIP during the year ended December 31, 2008, see “Compensation of Executive Officers.”
Vote Required and Board of Directors Recommendation
The affirmative vote of a majority of the votes cast at the Annual Meeting, at which a quorum is present either in person or by proxy, is required for approval of this proposal. Unless otherwise instructed, the persons named in the accompanying proxy will vote FOR the approval of the amendment to the 2006 LTIP to increase the authorized number of shares issuable thereunder by 1,500,000 shares.
The Board of Directors unanimously recommends a vote “FOR” the approval of the the amendment to the 2006 LTIP to increase the authorized number of shares issuable thereunder by 1,500,000 shares
Securities Authorized for Issuance Under Equity Compensation Plans
The following table sets forth information about the Company’s Common Stock that may be issued upon the exercise of options outstanding under its equity compensation plans and the number of securities remaining available for future issuance under its equity compensation plans as of December 31, 2008.

			No. of securities remaining
			available for future
			issuance under equity
	No. of securities		compensation plans
	to be issued upon	Weighted average	(excluding securities to be
	exercise of	exercise price of	issued upon exercise of
	outstanding options	outstanding options	outstanding options)
Equity compensation plans approved by security holders
1995 Long-Term Incentive Compensation(1) Plan(((1)	642,325	$41.97	—
2006 Long-Term Incentive Compensation Plan	761,067	$6.33	459,039	(2)

Equity compensation plans not approved by security holders
1998 Employee Incentive Compensation Plan (1)	202,098	$26.15	—
Total:	1,605,490		459,039

(1)	No further grants may be made under these plans.

(2)	Does not include the 1,500,000 shares subject to the increase for which shareholder approval is being sought at the Annual Meeting. During the first quarter of 2009, 394,000 options were granted at a weighted average exercise price of $5.38 per share.

SHAREHOLDER PROPOSALS — 2010 ANNUAL MEETING
          For shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act to be presented at our 2010 Annual Meeting and included in our proxy statement, such proposals must be submitted and received by the Secretary of Tollgrade at our principal offices, Tollgrade Communications, Inc., 493 Nixon Road, Cheswick, Pennsylvania 15024, no later than [                    ].
          If a shareholder wishes to submit a proposal outside of Rule 14a-8 under the Exchange Act, in order for such proposal to be considered “timely” for the purposes of Rule 14a-4(c) under the Exchange Act, the proposal must be received at the above address not later than [                    ].
          In addition, Section 3.17 of our By-laws requires that any shareholder intending to present a proposal for action at an annual meeting, but is not intending to have such proposal included in our proxy statement, must give written notice of the proposal to the Secretary of Tollgrade, containing the information specified in Section 3.17, not later than the 60th day nor earlier than the close of business on the 120th day prior to the anniversary date of Tollgrade’s proxy statement for the annual meeting for the previous year, or not later than [                    ] and not earlier than [                    ] for our 2010 Annual Meeting. Shareholders are advised to review our By-laws for a complete discussion of the requirements that must be complied with by shareholders intending to present proposals at an annual meeting, but not intending to have such proposals included in our proxy statement.
ELECTRONIC DELIVERY OF PROXY MATERIALS
          For our 2009 Annual Meeting, shareholders who own shares registered in their name (instead of through a bank, broker or other nominee) may contact BNY Mellon Shareowner Services to choose to receive electronic access to our Annual Report and Proxy Statement rather than receiving paper copies of these documents in the mail. Directions for requesting electronic access are available on the enclosed WHITE proxy card and by logging into Investor ServicesDirect® at www.bnymellon.com/shareowner/isd. Shareowners electing this option will receive email notification when the Annual Report and Proxy Statement are available, with electronic links to access the documents and instructions on how to vote shares via the Internet. Your election to receive electronic access will remain in effect until you revoke it by sending a written request that you wish to resume paper delivery of these documents by mail, such request to be received no later than two weeks prior to the record date for any subsequent annual meeting, to: Investor Relations Department, Tollgrade Communications, Inc., 493 Nixon Road, Cheswick, Pennsylvania 15024. Shareholders who own their shares through a bank, broker or other nominee should follow the instructions provided by that entity if they wish to obtain electronic access to our Annual Report and Proxy Statement.

IMPORTANT
Your vote at this year’s Annual Meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope promptly.
Do not return any GOLD proxy cards you may receive from the Ramius Group. Any GOLD proxy you sign from the Ramius Group for any reason could invalidate previous WHITE proxy cards sent by you to support the Company’s board of directors.
Only your latest dated, signed proxy card will be counted any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in this Proxy Statement.
If you have any questions, or need assistance in voting your shares, please call the firm assisting us in the solicitation of proxies:
The Altman Group, Inc.
1200 Wall Street West
Lyndhurst, NJ 07071
Shareholders Call Toll-Free: (866) 340-6685
Banks and Brokerage Firms Call Collect: (201) 806-7300

APPENDIX A
INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION
OF PROXIES BY TOLLGRADE COMMUNICATIONS, INC.
          Under the applicable SEC rules, Tollgrade Communications, Inc. (the “Company”), its directors, nominees for director and certain officers, employees and other persons are deemed “participants” with respect to the solicitation of proxies in connection with the 2009 Annual Meeting of Shareholders. Certain information about these participants, other than the Company, is presented below.
Information Regarding Ownership of the Company’s Securities by Participants

		Number of Common
		Shares Beneficially
Name	Title	Owned
Sara M. Antol	General Counsel and Secretary	33,252	(1)(2)

James J. Barnes	Director	43,480	(1)(3)

Daniel P. Barry	Director	74,832	(1)(3)

Gary W. Bogatay, Jr.	Chief Financial Officer and Treasurer	0

Robert E. Butter	Director of Corporate Communications	14,445	(1)(2)

David S. Egan	Director	54,166	(1)(3)

Joseph A. Ferrara	Chairman, Chief Executive Officer and President	53,334	(1)(2)

Richard H. Heibel	Director	120,875	(1)(3)(4)

Robert W. Kampmeinert	Director	65,666	(1)(3)(5)

Brian C. Mullins	Director	33,216	(1)(3)(6)

(1)	Includes options that were exercisable on or within 60 days of March 31, 2009, issued to the following persons and for the following amounts: Sara M. Antol, 31,000; James J. Barnes, 30,000; Daniel P. Barry, 65,000; Robert E. Butter, 13,334; David S. Egan, 50,000; Joseph A. Ferrara, 50,000; Richard H. Heibel, 50,000; Robert W. Kampmeinert, 44,000; Brian C. Mullins, 30,000

(2)	Includes restricted shares that vest on February 15, 2010 issued to the following persons in the following amounts: Sara M. Antol, 1,852; Robert E. Butter, 1,111. These shares represent the time-based potion of an award, which will vest on February 15, 2010. The remainder of such award was forfeited on January 1, 2009 as performance measures were not met on December 31, 2008. Mr. Ferrara received a grant of 10,000 restricted shares with the same vesting schedule, except that 1/3 of the award (3,334 shares) is eligible to vest on October 18, 2010 instead of February 15, 2010. The remaining 2/3 of Mr. Ferrara’s award (6,666 shares) was forfeited on January 1, 2009. Unless and until forfeited, a holder of restricted shares has the power to vote the shares but does not have dispositive power of the shares until they vest.

(3)	Includes restricted shares that vested on February 8, 2008 issued to the following individuals in the following amounts: Barnes, 1,666; Barry, 3,332; Egan, 1,666; Heibel, 1,666; Kampmeinert, 1,666; and Mullins, 1,666. Mr. Barnes also has 2,463 restricted shares that vested on January 28, 2009, and 2,351 restricted shares that vest on January 26, 2010. Unless and until forfeited, a holder of restricted shares has the power to vote the shares but does not have dispositive power of the shares until they vest.

(4)	Includes 32,246 shares held by the spouse of Dr. Heibel, as to which shares Dr. Heibel shares voting and dispositive power.

(5)	Includes 15,000 shares held by Janney Montgomery Scott LLC, of which Mr. Kampmeinert is Chairman; voting and disposition of such shares are administered by senior management and Mr. Kampmeinert has no authority to direct the voting or disposition of such shares and disclaims beneficial ownership thereof.

(6)	Includes 550 shares held by the spouse of Mr. Mullins, as to which shares Mr. Mullins has disclaimed beneficial ownership.
Recent Trading History in the Company’s Securities by Participants
          The following table sets forth information regarding purchases and sales within the past two years of the Company’s common shares by the Company’s directors, director nominees, officers and certain employees who, under the SEC’s rules, are participants in the Company’s solicitation of proxies in connection with the Annual Meeting. Except as set forth below or as otherwise disclosed in our Proxy Statement, none of the purchase price or market value of the common shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. The business address of each participant is c/o Tollgrade Communications, Inc., 493 Nixon Road, Cheswick, Pennsylvania 15024.

Number of Common
Name and Title	Description/Date of Sale or Purchase	Shares
Sara M. Antol	None	None
General Counsel and Secretary

James J. Barnes	Grant of restricted stock on January 26, 2009	2,351
Director	Grant of restricted stock on January 28, 2008	2,463

Daniel P. Barry	None	None
Director

Gary W. Bogatay, Jr.	None	None
Chief Financial Officer and Treasurer

Robert E. Butter	None	None
Director of Corporate Communications

Number of Common
Name and Title	Description/Date of Sale or Purchase	Shares
David S. Egan	None	None
Director

Joseph A. Ferrara	None	None
Chairman, Chief Executive Officer and President

Richard H. Heibel	None	None
Director

Robert W. Kampmeinert	None	None
Director

Brian C. Mullins	None	None
Director
Information Regarding Any Contracts, Arrangements Or Understanding Involving Company Common Shares And The Participants
          The following table sets forth certain information with respect to stock options granted to each of the Participants within the last year.

		Number of Common
		Shares Underlying	Exercise Price Per
Name	Date	Option Grants	Share
Sara M. Antol	January 26, 2009	35,000	$5.38
General Counsel and Secretary

James J. Barnes	None	None	N/A
Director

Daniel P. Barry	January 26, 2009	10,000	$5.38
Director

Gary W. Bogatay, Jr.	October 20, 2009	50,000	$3.27
Chief Financial Officer and Treasurer

Robert E. Butter	January 26, 2009	10,000	$5.38
Director of Corporate Communications

		Number of Common
		Shares Underlying	Exercise Price Per
Name	Date	Option Grants	Share
David S. Egan	January 26, 2009	5,000	$5.38
Director

Joseph A. Ferrara	January 26, 2009	140,000	$5.38
Chairman, Chief Executive Officer and President

Richard H. Heibel	January 26, 2009	5,000	$5.38
Director

Robert W. Kampmeinert	January 26, 2009	5,000	$5.38
Director

Brian C. Mullins	January 26, 2009	5,000	$5.38
Director
Miscellaneous Information Concerning Participants
          Except as provided in this Appendix A or otherwise disclosed in our Proxy Statement, no associate of any person listed above under “Participant Information” (i) beneficially owns any common shares or other securities of the Company, or (ii) is either a party to any transaction or series of similar transactions, (1) in which the Company or any of the Company’s subsidiaries was or is to be a party, (2) in which the amount involved exceeds $120,000, or (3) in which any such person or any of his or her associates had or will have a direct or indirect material interest.
          Except as provided in this Appendix A or otherwise disclosed in our Proxy Statement, (i) no person listed above under “Participant Information” or any of his or her associates has entered into an arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or any future transactions to which the Company or any of its affiliates will or may be a party, (ii) there are no contracts, arrangements or understandings with any of the persons listed above under “Participant Information” within the past year and any person with respect to any securities of the Company, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies, (iii) none of the persons listed above under “Participant Information” beneficially owns any securities of any subsidiary of the Company, or (iv) no person listed above under “Participant Information” has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.
            There are no material proceedings to which any person listed above under “Participant Information” or any associate of any such person is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. There are no family relationships among the directors, director nominees and executive officers of the Company.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.

Please mark your votes as indicated in this example	☒
THE TOLLGRADE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTORS IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3.

		FOR	WITHHOLD				FOR	AGAINST	ABSTAIN
		all nominees	AUTHORITY
1.	Election of five directors for a term expiring in 2010:	(except as indicated)	to vote for all nominees	*EXCEPTIONS	2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2009.	☐	☐	☐
	Nominees 01 James J. Barnes	☐	☐	☐
	02 Daniel P. Barry 03 David S. Egan				3.	Approval of amendment to 2006 Long-Term Incentive Compensation Plan, as amended and restated.	☐	☐	☐
	04 Joseph A. Ferrara
	05 Brian C. Mullins

	(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)				4.	In his or her discretion, the Proxy is authorized to vote upon such other business as may be properly brought before this meeting.
	*Exceptions

Check box if you plan to attend meeting.	☐

Mark Here for Address Change or Comments SEE REVERSE	☐

Signature	Signature	Date	, 2009

Please date and sign exactly as name appears hereon. When signing as Attorney, Executor, Administrator, Trustee, Guardian, Corporate Official, etc. full title as such should be shown. For joint account, each joint owner should sign.

▶ FOLD AND DETACH HERE ▶
WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders The Proxy Statement and the 2008 Annual Report to Stockholders are available at: www.tollgrade.com

INTERNET
http://www.proxyvoting.com/tlgd
Use the Internet to vote your proxy. Have your white proxy card in hand when you access the web site.
OR

TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your white proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your white proxy card.
To vote by mail, mark, sign and date your white proxy card and return it in the enclosed postage-paid envelope.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your white proxy card.

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REVISED PRELIMINARY COPY, SUBJECT TO COMPLETION DATED JUNE 5, 2009
TOLLGRADE COMMUNICATIONS, INC.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
OF TOLLGRADE COMMUNICATIONS, INC. FOR
THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON           , 2009
The undersigned does hereby appoint Joseph A. Ferrara and Sara M. Antol, or any one of them, Proxies for the undersigned with full power of substitution at the Annual Meeting of the Shareholders of Tollgrade Communications, Inc. (the “Company”), including any adjournment or postponement thereof (the “Annual Meeting”) to be held on                      , 2009, all of the shares of Common Stock of the Company that the undersigned may be entitled to vote.
This proxy, when properly executed, will be voted in accordance with your instructions specified on the reverse side. If you do not give any specific instructions, this proxy will be voted “FOR” proposals 1, 2 and 3. In addition, the proxies are authorized to vote in their discretion on any other matters that may properly come before the Annual Meeting, subject to the conditions described in the accompanying proxy statement. This proxy revokes all proxies previously given by the undersigned.

BNY MELLON SHAREOWNER SERVICES
Address Change/Comments (Mark the corresponding box on the reverse side)	P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

(over)

▲ FOLD AND DETACH HERE ▲

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.
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